Exhibit 10.4

WEX INC.
2021 GRANT

PERFORMANCE-BASED RESTRICTED STOCK UNIT AWARD AGREEMENT

THIS AWARD AGREEMENT (“Agreement”) is entered into by and between WEX Inc., a Delaware corporation (the “Company”), and the Grantee named on the attached Memorandum (the “Memorandum”), effective as of the Date of Grant set forth on such Memorandum, pursuant to the terms and conditions of the WEX Inc. Amended and Restated 2019 Equity and Incentive Plan (the “Plan”).

WHEREAS, the Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries; and

WHEREAS, the Company desires to grant the Award to the Grantee subject to the terms and conditions of the Plan and this Agreement.

In consideration of the provisions contained in this Agreement, the Company and the Grantee agree as follows:

1.The Plan. The Award granted to the Grantee hereunder is made pursuant to the Plan. A copy of the prospectus for the Plan has been provided to the Grantee and the applicable terms of such Plan are incorporated herein by reference. Terms used in this Agreement which are not defined in this Agreement shall have the meanings used or defined in the Plan.

2.Award. Concurrently with the acknowledgement of this Agreement and concurrently with and contingent upon your acknowledgement of the Memorandum, and further subject to the terms and conditions set forth in the Plan and this Agreement, including without limitation your agreement to comply with the obligations set forth in Paragraphs 4 and 5 below, the Company hereby grants the number of Performance-Based Restricted Stock Units indicated in the Memorandum to the Grantee. Each Performance-Based Restricted Stock Unit entitles the Grantee, upon vesting, to such number of shares of Company Stock as is determined pursuant to Schedule 1 based on attainment of performance goals and continued employment. In accepting this Award, the Grantee agrees to be bound by any clawback policy that the Company has adopted or may adopt in the future.

3.Vesting of Units.

(a)Upon the vesting of the Award, as described in this Section, the Company shall deliver for each Performance-Based Restricted Stock Unit that becomes vested, such number of shares of Company Stock as is determined pursuant to Schedule 1 based on attainment of performance goals and continued employment; provided, however, that the Company shall withhold from the Grantee at the time of delivery of the Company Stock the amount that the Company determines necessary to pay applicable withholding taxes as and to the extent provided

Exhibit 10.4
in Paragraph 10 below. The Company Stock shall be delivered as soon as practicable following the vesting date or event set forth below, but in any case within 30 days after such date or event.

(b)Subject to Paragraphs 3(c) and (d) and Paragraph 4, (i) the Performance-Based Restricted Stock Units shall vest, if at all, on the third anniversary of the grant date, based on achievement of the Performance Goals set forth in Schedule 1 so long as the Grantee remains employed with the Company or its subsidiaries through such vesting date and (ii) the Performance-Based Restricted Stock Units eligible for vesting as determined under clause (i) shall become fully vested and payable to the Grantee on the vesting date indicated on the Memorandum to the Grantee, so long as the Grantee remains employed with the Company or its subsidiaries through such vesting date.

(c)Notwithstanding Paragraph 3(b), upon the Grantee’s death, (i) if the final number of Performance-Based Restricted Stock Units that are eligible for vesting is not determined, then the Award shall become immediately and fully vested as to the number of Performance-Based Restricted Stock Units set forth in the Memorandum that have not yet vested pursuant to Section 3(b), subject to any terms and conditions set forth in the Plan or imposed by the Compensation Committee of the Board of Directors (the “Committee”); or (ii) if the final number of Performance- Based Restricted Stock Units that are eligible for vesting has been determined pursuant to Schedule 1, then the Award shall become immediately and fully vested for such determined level of vesting for the Performance-Based Restricted Stock Units, subject to any terms and conditions set forth in the Plan or imposed by the Committee.

(d)Notwithstanding Paragraph 3(b), upon a “Change in Control” of the Company, if the surviving entity does not agree to assume the obligations set forth in the Agreement, then the Award shall become immediately and fully vested, subject to any terms and conditions set forth in the Plan or imposed by the Committee. “Change in Control” shall have the meaning set forth in the Plan. In the event that the Award becomes immediately and fully vested upon a Change in Control that occurs prior to or during the performance period, the Grantee shall vest in the Target number of Performance-Based Restricted Stock Units set forth in the Memorandum, and the Target performance goal shall be deemed achieved, unless the Committee determines in its sole discretion to deem a higher level of achievement of the performance goal resulting in a greater number of Performance-Based Restricted Stock Units vesting upon such Change in Control. In the event the Award becomes immediately and fully vested upon a Change in Control that occurs after such period, the Grantee shall vest in the number of Performance-Based Restricted Stock Units set forth in the Memorandum, based on the level of achievement of the performance goal determined pursuant to Schedule 1.

4.Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company and/or its subsidiaries, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation,

Exhibit 10.4
business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development; or (5) is lawfully acquired by a non-supervisory employee about wages, hours or other terms and conditions of employment when used for purposes protected by §7 of the National Labor Relations Act such as discussing wages, benefits or terms and conditions of employment, or other legally protected concerted activity for mutual aid or protection of laborers. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

The provisions in this Agreement do not prohibit the Grantee from communicating with any governmental authority or making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority, or from testifying or participating in a legal proceeding relating to such violations, including providing documents or information or making other disclosures protected or required by any whistleblower law or regulation to the Securities and Exchange Commission, the Department of Labor, or any other appropriate government authority. This may include disclosure of trade secret or confidential information within the limitations permitted by the 2016 Defend Trade Secrets Act (DTSA). Grantee understands, agrees and acknowledges that under the DTSA, (1) no individual will be held criminally or civilly liable under Federal or State trade secret law for the disclosure of a trade secret (as defined in the Economic Espionage Act) that: (A) is made in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and made solely for the purpose of reporting or investigating a suspected violation of law, or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal so that it is not made public; and (2) an individual who pursues a lawsuit for retaliation by an employer for reporting a suspected violation of the law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal, and does not disclose the trade secret, except as permitted by court order. Notwithstanding the foregoing, the Grantee expressly agrees to honor the confidentiality obligations in this Agreement and will only share

Exhibit 10.4
Confidential and Proprietary Information with the Grantee’s attorney or with the government agency or entity in accordance with this Paragraph. Nothing in this Agreement shall be construed to permit or condone unlawful conduct, including but not limited to the theft or misappropriation of Company property, trade secrets or information.

5.Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(d)Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(e)Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged,

Exhibit 10.4
or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 5 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent

Exhibit 10.4
jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

6.Termination of Employment. Notwithstanding any other provision of the Plan to the contrary, upon the termination of the Grantee’s employment with the Company and its subsidiaries for any reason whatsoever (other than death), the Award, to the extent not yet vested, shall immediately and automatically terminate; provided, however, that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.

For purposes of the Plan and the Award, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company or its subsidiaries following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied) or any period of severance or salary continuation. Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.

7.No Assignment. Except as expressly permitted under the Plan, this Agreement may not be assigned by the Grantee by operation of law or otherwise.

8.No Rights to Continued Employment or Service. Neither this Agreement nor the Award shall be construed as giving the Grantee any right to continue in the employ of or other service to the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company to terminate such employment or service.

Exhibit 10.4

9.Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.

10.Tax Obligations.

(a)As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes) payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes required to be withheld by the Company. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion.
(b)Notwithstanding 10(a), the Company will retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes required to be withheld by the Company from the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.

11.Notices. Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in the regular mail, postage prepaid, addressed, as appropriate, to the Grantee at the last address specified in the Grantee’s employment records (or such other address as the Grantee may designate in writing to the Company), or to the Company, 97 Darling Avenue, South Portland, ME 04106, Attention: Chief Legal Officer, or such other address as the Company may designate in writing to the Grantee.

12.Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

13.Amendments; Severability.

(a)This Agreement may be amended or modified at any time by an instrument in writing signed by the parties hereto.
(b)The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, the remainder of this Agreement will nevertheless be binding and enforceable.

14.Authority. The Committee has complete authority and discretion to determine Awards, and to interpret and construe the terms of the Plan and this Agreement. The determination of the Committee as to any matter relating to the interpretation or construction of the Plan or this Agreement shall be final, binding and conclusive on all parties.

Exhibit 10.4
15.Rights as a Stockholder. The Grantee shall have no rights as a stockholder of the Company with respect to any shares of common stock of the Company underlying or relating to any Award until the issuance of a stock certificate to the Grantee in respect of such Award.

IN WITNESS WHEREOF, this Agreement is effective as of the date first above written.

WEX INC.
By:    Melissa Smith
Its:    Chair and Chief Executive Officer

Exhibit 10.4
SCHEDULE 1
Performance-Based Restricted Stock Unit Metrics
Subject to the terms of the Plan and the Award Agreement, the number of PRSUs vesting under the Award is based on actual performance versus the following goals:

2021 LTIP Metrics
2 Year Cumulative Metrics 2021 – 2022 $Millions, except earnings per share)	Weight	Threshold (50%)	Low Target Band (100%)	Target (100%)	High Target Band (100%)	Maximum (200%)
Compensation Net Revenue 1-3, 7-8	40%	$3,364	$3,430	$3,537	$3,643	$3,872
Compensation ANI EPS (Adjusted Net Income Earnings per Share) 4-8	60%	$14.15	$14.61	$15.38	$16.15	$17.67

2-Year Compensation Net Revenue and Compensation ANI EPS with Target Band and Year 3 TSR Modifier

(1)Compensation Net Revenue means revenue reported in the Corporation’s Form 10-K filing reporting the Corporation’s results for 2021-2022 (“10-K Revenue”) adjusted primarily for Price per Gallon (PPG) and foreign exchange (FX) per the footnotes below. Notwithstanding the foregoing, in order to determine the level of performance, the Compensation Committee shall adjust the 10-K Revenue by the following items (if any): revenue losses from discontinued operations, the cumulative effects of changes in Generally Accepted Accounting Principles, any other extraordinary items, and any other adjustments that the Compensation Committee considers appropriate.
(2)For Compensation Net Revenue, PPG impacts will be neutralized back to the following 2021 budget rates (USD): NA Fleet $2.60 & EFS/OTR $2.54
(3)For Compensation Net Revenue, foreign currency impacts will be neutralized back to the following 2021 budget rates:
AUD    0.69030
BRL    0.19588
CAD    0.74619
EUR    1.14117
GBP    1.28337
NOK    0.10646
NZD    0.65021
SGD    0.72506
All other cross currency rates to also be converted back to align with 2021 Budget FX rates
(4)Compensation Adjusted Net Income (ANI) means adjusted net income reported in the Corporation’s Form 10-K filing reporting the Corporation’s results for 2021-2022 (“10-K ANI”). In order to determine the level of performance, the Compensation Committee shall adjust the 10-K ANI by the following (if any): losses from discontinued operations, the cumulative effects of changes in Generally Accepted Accounting Principles, any extraordinary items, any other unusual or nonrecurring items including restructuring charges, and any other adjustments that the Compensation Committee considers appropriate.
(5)For Compensation ANI EPS, at the end of the performance period, actual results will be adjusted to reflect the difference between budget PPG each year and the 2021 Budget PPG.
a.2021 Budget PPG (USD): NA Fleet $2.60 & EFS/OTR $2.54
b.At the end of the performance period, actual results with be adjusted to reflect the difference between the Budgeted PPG for each year vs. the 2021 Budgeted PPG at the following equations:
i.NA Fleet: 10₵ of PPG = 17₵ of ANI EPS impact per year
ii.EFS/OTR: 10₵ of PPG = 2₵ of ANI EPS per year
(6)Compensation ANI EPS will not be adjusted for foreign currency changes.

Exhibit 10.4
(7)Shares awarded will initially be determined using linear interpolation between: (1) threshold and low band performance, and (2) high band and maximum performance based on actual achievement. Shares will be awarded at 100% target performance for performance between low band and high band. After such initial determination, final shares awarded will be determined after a 3-Year Total Shareholder Return Modifier, described below, is applied to initially determined shares awarded.

(8)3-Year Total Shareholder Return (“TSR”) Modifier

Relative TSR will be measured from 01/01/21 to 12/31/23 (“TSR Performance Period”) and used to modify (±15%) initially determined shares awarded, as described above. The 3-Year TSR Modifier is determined in the manner set forth in the table below based on the Company’s TSR over the TSR Performance Period relative to the TSR over the TSR Performance Period of the companies included in the S&P MidCap 400 Index (the “Benchmark Group”), as determined and certified by the Compensation Committee following the end of the TSR Performance Period. The Company’s performance shall be measured based on the percentile ranking of such performance within the Benchmark Group, with each company equally weighted, using companies in the Benchmark Group at the beginning and end of the TSR Performance Period. The initially determined shares awarded, as described above, will be multiplied by the TSR Modifier, as described in the table below (e.g., if initially determined shares awarded, as described above was 150, and Relative TSR was at the 80th percentile, then final shares awarded would be determined by multiplying 150 by 1.15, resulting in 173 final shares awarded).

WEX’s TSR Performance Stated as a Comparative Percentile Ranking Within the Benchmark Group	TSR Modifier
75th-100th Percentile	+15%
>25th to <75th Percentile	no adjustment
0-25th Percentile	-15%

In the event the calculation of the number of PSUs that vest based on the above table results in a fractional share, the actual number of PSUs that vest shall be rounded up to the nearest whole share.

a.“TSR” shall be calculated on a per-share basis for the Company and each member of the Benchmark Group as the quotient of (a) (Ending Price plus Dividends per Share Paid minus Beginning Price), divided by (b) the Beginning Price, where: “Beginning Price” means the average closing stock price of one share of the applicable common stock over the sixty (60) trading days immediately preceding the first day of the 01/01/21 to 12/31/23 TSR Performance Period.
b.“Ending Price” means the average closing stock price of one share of the applicable common stock over the one (1) year period ending on the last day of the TSR Performance Period.
c.“Dividends per Share Paid” means cumulative dividends per share of the applicable common stock paid by the Company or member of the Benchmark Group, as applicable, during the TSR Performance Period. Dividends are assumed to be reinvested.

Exhibit 10.4

EXHIBIT A

Performance Based Stock Unit Agreement

Country and State Specific Provisions

This Exhibit A includes special terms and conditions applicable to Awards granted to such Grantees under the Plan if the Grantee resides and/or works in one of the jurisdictions listed below. These terms and conditions are in addition to or, if so indicated, in replacement of the terms and conditions set forth in the Agreement.

This Exhibit A also includes information regarding Confidential and Proprietary Information, Non-Competition, Non-Solicitation and certain other issues of which the Grantee should be aware with respect to the Grantee’s receipt of the Performance Based Stock Units and participation in the Plan. The information is based on the exchange control, securities and other laws in effect in the respective jurisdictions as of March 2021. However, such laws are often complex and change frequently. As a result, the Company strongly recommends that the Grantee not rely on the information noted herein as the only source of information relating to the consequences of participation in the Plan because the information may be out of date at the time the Participant vests in Performance Based Restricted Stock units, acquires shares (or the cash equivalent) or sells the Company Stock acquitted under the Performance Based Restricted Stock Units.

In addition, the information contained herein is general in nature and may not apply to the Grantee’s particular situation and the Company is not in a position to assure the Grantee of any particular result. Accordingly, the Grantee is advised to seek appropriate professional advice as to how the relevant laws in the Grantee’s jurisdiction may apply to the Grantee’s situation.

Finally, if the Grantee is a citizen or resident of a jurisdiction other than the one in which the Grantee is currently residing and/or working, transfers employment and/or residency to another jurisdiction after the Award is granted or is considered a resident of another jurisdiction for local law purposes, the terms and conditions and notifications contained herein may not be applicable to the Grantee. The Company shall, in its sole discretion, determine to what extent the terms and conditions included herein will apply under these circumstances.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is

Exhibit 10.4
placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for the Restraint Period following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or

Exhibit 10.4
patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries with whom the Grantee directly performed any services or had any direct business contact;

(b)In the Restraint Area, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)Solicit or induce, either directly or indirectly, any employee of the Company and/or its subsidiaries with whom you had a business relationship and/or dealings to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company and/or its subsidiaries become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company and/or its subsidiaries; and/or

(d)In the Restraint Area, become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity) own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company, or its subsidiaries, or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. Furthermore, the restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company and/or its subsidiaries, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the

Exhibit 10.4
Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company.

For the purposes of this Paragraph 5, “Restraint Period” means:

(1)Twelve months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:

(2)Nine months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:

(3)Six months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:

(4)Three months from the Grantee’s last day of employment with the Company. For the purposes of this Paragraph 5, “Restraint Area" means:
(1)Australia, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then:

(2)Victoria, New South Wales and/or any other state, territory and/or location in which the Company or any other company in the WEX group conducts business during Grantee’s employment with the Company and in which Grantee was involved and/or had knowledge of Confidential and Proprietary Information in respect of, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then;

(3)The state where the Grantee was employed.

For the purposes of this Paragraph 5, the parties understand and agree that the “Company” means WEX Inc. and any of its “related body corporate” as defined by the Corporations Act 2001 (Cth) as amended from time to time.

The Company and/or its subsidiaries have previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on
(a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions, rather than the Restrictions contained in this Paragraph 5.

Exhibit 10.4
The Grantee agrees and acknowledges that the Restraint Period, Restraint Area, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5, the damages to the Company and its subsidiaries would be irreparable. Therefore, in addition to monetary damages and/or legal costs, the Company shall have the right to seek specific performance, an injunction and/or other equitable relief as appropriate in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of an interim injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

Each restrictive covenant in this Paragraph 5 (resulting from any combination of the wording in this Paragraph 5, including the relevant definitions) constitutes a separate restrictive covenant that is severable from the other restrictive covenants. If any one or more provisions of this Paragraph 5 shall for any reason be held to be void, voidable, unenforceable or illegal by a court or tribunal as to the Restraint Period, Restraint Area, activity or subject, because it goes beyond what is reasonable to protect the Company’s and its subsidiaries’ business or for any other reason, then that part will be severed and the other restrictive covenants will remain in full force and effect to the greatest extent permitted by law.

The Grantee understands, acknowledges and agrees that the Grantee has been provided with an opportunity to seek independent legal advice before deciding whether or not to enter into this Agreement and that the Grantee has made the decision on his/her own accord to agree to the restrictive covenants contained within this Paragraph 5 in exchange for the consideration that the Company is providing as outlined herein.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Termination of Employment

The following provisions replace Paragraph 6 of the Agreement in its entirety:

    6.    Termination of Employment. Notwithstanding any other provision of the Plan to the contrary, upon the termination of the Grantee’s employment with the Company and its subsidiaries for any reason whatsoever (other than death), the Award, to the extent not yet vested, shall immediately and automatically terminate; provided, however, that the Committee may, in its sole and absolute discretion agree to accelerate the vesting of the Award, upon termination of employment or otherwise, for any reason or no reason, but shall have no obligation to do so.

Exhibit 10.4
For purposes of the Plan and the Award, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company or its subsidiaries following the provision of any notification of termination or resignation from employment, and without regard to any notice of termination of employment period or any period of severance or salary continuation. Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.

No Rights to Continued Employment or Service

The following provision supplements Paragraph 8 of the Agreement:

The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).

Tax Obligations

Paragraph 10 Subsection (b) of the Agreement does not apply. Amendments; Severability
Paragraph 13 Subsection (b) of the Agreement does not apply. Tax Information
16.Tax Information. The Plan is a plan to which Subdivision 83A-C of the Income Tax Assessment Act 1997 (Ctch) applies (subject to the conditions in that Act).

Imposition of Other Requirements

17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

Exhibit 10.4

18.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Securities Law Information

19.Securities Law Information. The Restricted Stock Units are intended to comply with the provisions of the Corporations Act 2001, Australia Securities and Investments Commission (“ASIC”) Regulatory Guide 49 and ASIC Class Order 14/1000. Additional details are set forth in the Offer Document for the offer of Restricted Stock Units to Australian resident employees which follows in this Exhibit A.

Exhibit 10.4
AUSTRALIA OFFER DOCUMENT

WEX INC.
2019 AMENDED AND RESTATED EQUITY AND INCENTIVE PLAN

OFFER OF PERFORMANCE-BASED RESTRICTED STOCK UNITS TO AUSTRALIAN RESIDENT EMPLOYEES

Investment in shares of Company common stock involves a degree of risk. Grantees who elect to participate in the Plan should monitor their participation and consider all risk factors relevant to the acquisition of shares of Company common stock under the Plan as set out in this Offer Document and the Additional Documents.

The information contained in this Offer Document and the Additional Documents is general only. Any advice given in relation to this offer does not take into account the personal objectives, financial situation and/or needs of any individual.

Australian resident individuals should consider obtaining their own financial product advice from an independent person who is licensed by the Australian Securities and Investments Commission (“ASIC”) to give advice about participation in the Plan.

Exhibit 10.4
WEX INC.

Offer of Performance-Based Restricted Stock Units to Australian Resident Employees
1.TERMS OF THE OFFER

WEX Inc. (the “Company”) is pleased to provide you with this offer to participate in the Company’s 2019 Amended and Restated Equity and Incentive Plan (the “Plan”). This offer sets out information regarding the grant of Performance-Based Restricted Stock Units to Australian resident employees of the Company and any Parent, Subsidiary or Affiliate. This Offer Document is provided by the Company to ensure compliance of the Plan with the Australian Securities and Investments Commission’s (“ASIC”) Class Order 14/1000 and relevant provisions of the Corporations Act 2001.

Capitalized terms used but not defined herein shall have the meaning provided in the Plan.

2.ADDITIONAL DOCUMENTS

You are being provided with copies of and/or access to the following documents:

(a)the Plan;

(b)the Plan Prospectus (the “Prospectus”); and

(c)the Performance-Based Restricted Stock Unit LTIP Agreement and exhibit attached thereto (the “Agreement”);

(collectively, the “Additional Documents”).

The Additional Documents provide further information to help you make an informed investment decision about participating in the Plan. Neither the Plan nor the Prospectus is a prospectus for the purposes of the Corporations Act 2001.

3.RELIANCE ON STATEMENTS

You should not rely upon any oral statements made in relation to this offer. You should rely only upon the statements contained in this document and the Additional Documents when considering participation in the Plan.

4.ADDITIONAL RISK FACTORS FOR AUSTRALIAN RESIDENTS

You should have regard to risk factors relevant to investment in securities generally and, in particular, to the holding of shares. For example, the price at which the shares of Company common stock are quoted on the New York Stock Exchange (“NYSE”) may increase or decrease due to a number of factors. There is no guarantee that the price of the shares of Company common stock will increase. Factors that may affect the price of the shares of Company common

Exhibit 10.4
stock include fluctuations in the domestic and international market for listed stocks, general economic conditions, including interest rates, inflation rates, commodity and oil prices, changes to government fiscal, monetary or regulatory policies, legislation or regulation, the nature of the markets in which the Company operates and general operational and business risks.

More information about potential factors that could affect the Company’s business and financial results is included in the Company’s Quarterly Report on Form 10-Q and will be included in the Company’s Annual Report on Form 10-K. Copies of these reports are available at http://www.sec.gov/, on the Company’s “Investor Relations” website at https://ir.wexinc.com/financials/sec-filings, and upon request to the Company.

In addition, you should be aware that the Australian dollar value of any shares of Company common stock acquired at vesting will be affected by the U.S. dollar/Australian dollar exchange rate. Participation in the Plan involves certain risks related to fluctuations in this rate of exchange.

5.SHARES OF COMMON STOCK

Common stock of a U.S. corporation is analogous to ordinary shares of an Australian corporation. Each holder of the Company’s common stock is entitled to one vote for every share of Company common stock.

Dividends may be paid on the shares of Company common stock out of any funds of the Company legally available for dividends at the discretion of the Board.

The shares of Company common stock are traded on the NYSE in the United States of America under the symbol “WEX”.

The shares of Company common stock are not liable to any further calls for payment of capital or for other assessment by the Company and have no sinking fund provisions, pre-emptive rights, conversion rights or redemption provisions.

6.ASCERTAINING THE MARKET PRICE OF SHARES

You may ascertain the current market price of the shares of Company common stock as traded on the NYSE under the symbol “WEX” at https://www.nyse.com/. The Australian dollar equivalent of that price can be obtained at: http://www.rba.gov.au/statistics/frequency/exchange-rates.html.

This will not be a prediction of what the market price per share of Company common stock will be when the Performance-Based Restricted Stock Units vest or when shares of Company common stock are issued or of the applicable rate on the actual vesting date or the date shares of Company common stock are issued.

7.AUSTRALIAN TAX CONSEQUENCES

Exhibit 10.4
The following is a summary of the income tax consequences as of March 2021 for an Australian resident who is granted Performance-Based Restricted Stock Units under the Plan. You may also be subject to Medicare levy and surcharge. The summary is necessarily general in nature and does not purport to be tax advice in relation to an actual or potential recipient of Performance-Based Restricted Stock Units.

If you are a citizen or resident of another country for local tax law purposes or if you transfer employment and/or residency to another country after the Performance-Based Restricted Stock Units are granted to you, the information contained in this summary may not be applicable to you.
You are encouraged to seek appropriate professional advice as to how the tax or other laws in Australia and in your country apply to your specific situation.

If you are granted Performance-Based Restricted Stock Units under the Plan, you should not rely on this summary as anything other than a broad guide, and you are advised to obtain independent taxation advice specific to your particular circumstances.

(a)What is the effect of the grant of the Performance-Based Restricted Stock Units?

The Australian tax legislation contains specific rules, in Subdivision 83A of the Income Tax Assessment Act 1997, governing the taxation of shares and rights (called “ESS interests”) acquired by employees under employee share schemes. The Performance-Based Restricted Stock Units granted under the Plan should be regarded as a right to acquire shares and accordingly, an ESS interest for these purposes.

Your assessable income includes any discount in relation to the acquisition of an ESS interest at grant, unless the ESS interest is either (i) subject to a real risk of forfeiture or (ii) you are genuinely restricted from immediately disposing of the ESS interest and there is a statement in the Additional Documents that deferral is to apply, in which case you will be subject to deferred taxation.

The terms of your Performance-Based Restricted Stock Units are set out in the Additional Documents. It generally is understood that your Performance-Based Restricted Stock Units will satisfy the real risk of forfeiture test. In addition, your Performance-Based Restricted Stock Units are non-transferable and the Agreement contains a statement that tax deferral is to apply to the Performance-Based Restricted Stock Units. Accordingly, you should be subject to deferred taxation (i.e., you generally should not be subject to tax when the Performance-Based Restricted Stock Units are granted to you). However, whether or not there is a real risk of forfeiture may depend upon your individual circumstances. Accordingly, you should seek your own advice in relation to your individual circumstances.

(b)When will you be taxed if your Performance-Based Restricted Stock Units are subject to a real risk of forfeiture?

You will be required to include an amount in your assessable income for the income year (i.e., the financial year ending 30 June) in which the earliest of the following events occurs in relation

Exhibit 10.4
to the Performance-Based Restricted Stock Units (the “ESS deferred taxing point”). In addition to income taxes, this amount may also be subject to Medicare Levy and surcharge (if applicable).

Your ESS deferred taxing point will be the earliest of the following:

(i)when there are no longer any genuine restrictions on the vesting of the Performance-Based Restricted Stock Units or the underlying shares of common stock being disposed of, and when there is no real risk of you forfeiting the Performance-Based Restricted Stock Units or underlying shares;

(ii)your cessation of employment with your employer or a holding company or subsidiary of your employer (but see Section 12(e) below); and

(iii)15 years from the date the Performance-Based Restricted Stock Units were granted.

Generally, this means that you will be subject to tax when your Performance-Based Restricted Stock Units are settled and the resulting shares of common stock are no longer subject to any genuine restrictions on disposal. However, the ESS deferred taxing point for your Performance- Based Restricted Stock Units will be moved to the time you sell the underlying shares of common stock if you sell the shares within 30 days of the original ESS deferred taxing point. In other words, you must report the income in the income year in which the sale occurs and not when the original ESS deferred taxing point occurs if you sell the underlying shares of common stock in an arm’s- length transaction within 30 days of that original ESS deferred taxing point.

(c)What is the amount to be included in your assessable income if an ESS deferred taxing point occurs?

The amount you must include in your assessable income in the income year (i.e., the financial year ending 30 June) in which the ESS deferred taxing point occurs in relation to your Performance- Based Restricted Stock Units (i.e., typically at vesting) will be the difference between the “market value” of the underlying Shares at the ESS deferred taxing point and the cost basis of the Performance-Based Restricted Stock Units (which should be nil because you do not have to pay anything to acquire the Performance-Based Restricted Stock Units or the underlying shares of common stock).

If, however, you sell the underlying shares of common stock in an arm’s-length transaction within 30 days of the original ESS deferred taxing point, the amount to be included in your assessable income in the income year in which the sale occurs will be equal to the difference between the sale proceeds and the cost basis of the Performance-Based Restricted Stock Units (which should include any incremental costs you incur in connection with the sale (e.g., brokers’ fees)).

(d)What is the market value of the Underlying Shares of Common Stock?

The “market value” of the underlying shares of common stock at the ESS deferred taxing point is determined according to the ordinary meaning of “market value” expressed in Australian

Exhibit 10.4
currency. The Company will determine the market value in accordance with guidelines prepared by the Australian Taxation Office.

The Company has the obligation to provide you with certain information about your participation in the Plan at certain times, including after the end of the income year in which the ESS deferred taxing point occurs. This may assist you in determining the market value of your Performance- Based Restricted Stock Units or underlying shares of common stock at the ESS deferred taxing point. However, this estimate may not be correct if you sell the shares within 30 days of the vesting date, in which case it is your responsibility to report and pay the appropriate amount of tax based on the sales proceeds.

(e)What happens if I cease employment before my Performance-Based Restricted Stock Units vest?

If you cease employment with your employer prior to the vesting date of some or all of your Performance-Based Restricted Stock Units and the Performance-Based Restricted Stock Units do not vest upon termination of employment (i.e., they are forfeited), you may be treated as having never acquired the forfeited Performance-Based Restricted Stock Units in which case, no amount will be included in your assessable income.

(f)Sale of Shares of Common Stock

If you sell the shares of common stock acquired upon vesting of your Performance-Based Restricted Stock Units within 30 days of the original ESS deferred taxing point, your ESS deferred taxing point will be shifted to the date of sale for purposes of determining the amount of assessable income and you will not be subject to capital gains taxation.

If you sell the shares of common stock acquired upon vesting of your Performance-Based Restricted Stock Units more than 30 days after the original ESS deferred taxing point, you will be subject to capital gains taxation to the extent that the sales proceeds exceed your cost basis in the shares of common stock sold, assuming that the sale of shares of common stock occurs in an arm’s- length transaction (as will generally be the case provided that the shares of common stock are sold through the NYSE). Your cost basis in the shares of common stock will generally be equal to the market value of the shares of common stock at the ESS deferred taxing point (which will generally be the vesting date) plus any incremental costs you incur in connection with the sale (e.g., brokers fees).

The amount of any capital gain you realize must be included in your assessable income for the year in which the shares of common stock are sold. However, if you hold the shares of common stock for at least one year prior to selling (excluding the dates you acquired and sold the shares of common stock), you may be able to apply a discount to the amount of capital gain that you are required to include in your assessable income. If this discount is available, you may calculate the amount of capital gain to be included in your assessable income by first subtracting all available capital losses from your capital gains and then multiplying each capital gain by the discount percentage of 50%.

Exhibit 10.4
You are responsible for reporting any income you realize from the sale of shares of common stock acquired upon vesting of Performance-Based Restricted Stock Units and paying any applicable taxes due on such income.

If your sales proceeds are lower than your cost basis in the shares of common stock sold (assuming the sale occurred in an arm’s-length transaction), you will realize a capital loss. Capital losses may be used to offset capital gains realized in the current tax year or in any subsequent tax year, but may not be used to offset other types of income (e.g., salary or wage income).

(g)Withholding and Reporting

You will be responsible for reporting on your tax return and paying any tax liability in relation to the Performance-Based Restricted Stock Units and any shares of common stock issued to you at the ESS deferred taxing point. It is also your responsibility to report and pay any tax liability on the sale of any shares of common stock acquired under the Plan and any dividends received.

Your employer will be required to withhold tax due on the Performance-Based Restricted Stock Units only if you have not provided your Tax File Number or Australian Business Number, as applicable, to your employer.

However, the Company will provide you (generally, no later than 14 July after the end of the year) and the Commissioner of Taxation (generally, no later than 14 August after the end of the year) with a statement containing certain information about your participation in the Plan in the income year in which the original ESS deferred taxing point occurs (typically the year of vesting). This statement will include an estimate of the market value of the underlying shares of common stock at the taxing point. Please note, however, that, if you sell the shares of common stock within 30 days of the ESS deferred taxing point, your taxing point will not be at the original ESS deferred taxing point, but will be the date of sale; as such, the amount reported by your employer may differ from your actual taxable amount (which would be based on the value of the shares of common stock when sold, rather than at the ESS deferred taxing point). You will be responsible for determining this amount and calculating your tax accordingly.

8.UNITED STATES TAX CONSEQUENCES
Grantees (who are not U.S. citizens or permanent residents) will not be subject to U.S. tax by reason only of the grant and vesting of the Performance-Based Restricted Stock Units, the acquisition of shares of Company common stock or the sale of shares of Company common stock, except as described in the dividends section above. However, liability for U.S. taxes may accrue if you are otherwise subject to U.S. taxes.

The above is an indication only of the likely U.S. taxation consequences for Australian residents awarded Performance-Based Restricted Stock Units under the Plan. You should seek your own advice as to the U.S. taxation consequences of Plan participation.

Exhibit 10.4

Award

The reference under Paragraph 2 (Award) to Paragraph 5 should be read as a reference to Paragraphs 5, 5bis and 5ter.
Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company and/or any of its subsidiaries, and, in line with that position, has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes, but is not limited to, all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not disclosed and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

Non- Competition and Non-Solicitation

Exhibit 10.4
The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company or any company or entity of the WEX Group (the “WEX Group,” referring to any company or entity that controls, is controlled by, or constitutes a consortium with the Company, whereby this term also includes the Company where appropriate), and for a period of twelve months following the termination of his/her employment with the Company and any other company or entity of the WEX Group for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company or any company or entity of the WEX Group, whether as an agent or otherwise:

(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity of the WEX Group with whom the Grantee directly performed any services or had any direct business contact;

(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity of the WEX Group whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)Utilize the Confidential and Proprietary Information of any company or entity of the WEX Group to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity of the WEX Group;

(d)Solicit or induce, either directly or indirectly, any employee of the Company or any company or entity of the WEX Group to leave the employ of the Company or any company or entity of the WEX Group or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any employee of the Company or any company or entity of the WEX Group to leave the employ of the Company or any company or entity of the WEX Group or become employed with or otherwise engaged by any person, entity or organization other than the Company or any company or entity of the WEX Group; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company or any company or entity of the WEX Group within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer.

5bis. Non-Competition. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her,

Exhibit 10.4
and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company or any company or entity of the WEX Group and for a period of twelve months following the termination of his/her employment with the Company and any company or entity of the WEX Group for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company or any company or entity of the WEX Group, whether as an agent or otherwise: become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Paragraph (5bis), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or any company or entity of the WEX Group or within six months after the Grantee’s termination of employment with the Company or any company or entity of the WEX Group. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards.

If notwithstanding the severability provisions in the Agreement, Paragraph 5(bis) as set out above would be considered to be null and void, the Company, acting on behalf of the employer, and the Grantee, agree to be bound by the following provision if the Grantee does not qualify as a sales representative (the “Belgian Alternative Provision 1”):

5bis. Non-Competition. In view of the employer’s international field of activity, after the Grantee has left the employer and even if his/her seniority would be inferior to six (6) months, except in case of termination of the employment by the Grantee for serious cause, the Grantee shall, during the period and on the territory specified below, be prohibited from exercising similar activities, either by running a personal enterprise or by being hired or engaged by a competing employer and having thus the opportunity of causing a prejudice to the employer by using for himself/herself or for the profit of a competitor, his/her knowledge of any practice specific to the employer which he/she has acquired on an industrial or commercial level during his/her employment.

The prohibition referred to in this Paragraph (5bis) applies for twelve (12) months as of the day of termination of the employment and applies to the territory of Belgium and the Netherlands. The Grantee accepts that this territory is automatically extended to the countries in which he/she

Exhibit 10.4
would also be active in the last thirty-six (36) months prior to the day of termination of the employment.

If the non-competition obligation of this Paragraph (5bis) applies, a one off and lump sum indemnity will be paid to the Grantee, unless the employer waives the application of this clause within fifteen (15) days following the termination of the employment. This indemnity will amount to half of the gross salary for the term of the effective application of the non-competition obligation.

If the non-competition obligation of this Paragraph (5bis) applies and if the Grantee fails to comply with its provisions, he/she will reimburse to the employer the indemnity he/she received and, in addition thereto, he/she will pay an equivalent amount as damages, without prejudice to the employer’s right to claim any additional damages.

If, notwithstanding the severability provisions in the Agreement, the Belgian Alternative Provision 1 would also be considered to be null and void, the Company, acting on behalf of the employer, and the Grantee, agree to be bound by the following provision if the Grantee does not qualify as a sales representative (the “Belgian Alternative Provision 2”):

5bis. Non-Competition. The Grantee undertakes, during the course of the employment relationship and for a period of twelve (12) months following the end of the employment, not to perform, in Belgium, any activities which are similar to those exercised by the Grantee at the employer, either in the framework of a competing activity for the Grantee's own account, or directly or indirectly for any competitor of the employer.

If the non-competition obligation of this article applies, a one off and lump sum indemnity will be paid to the Grantee, unless the employer waives the application of this clause within fifteen
(15) days following the termination of the employment. This indemnity will amount to half of the gross salary for the term of the effective application of the non-competition obligation.

If the non-competition obligation of this article applies and if the Grantee fails to comply with its provisions, he/she will reimburse to the employer the indemnity he/she received and, in addition thereto, he/she will pay an equivalent amount as damages, without prejudice to the employer’s right to claim any additional damages.

The non-competition obligation of this article will have no effect in case of termination of the employment either during the first six (6) months of the employment, or, afterwards, by the employer for a reason other than serious cause, or by the Grantee for serious cause.

If, notwithstanding the severability provisions in the Agreement, Paragraph 5(bis) as set out above would be considered to be null and void, the Company, acting on behalf of the employer, and the Grantee, agree to be bound by the following provision if the Grantee qualifies as a sales representative (the “Belgian Alternative Provision 3”):

5bis. Non-Competition. During the course of the employment relationship and for a period of twelve (12) months following the end of the employment, the Grantee will be prohibited from exercising activities which are similar to the activities the Grantee exercises for the employer, within the working area in which he/she carried out his/her activities, either in the

Exhibit 10.4
framework of a competing activity for the Grantee's own account, or directly or indirectly for any competitor of the employer.

The prohibition set forth in this article will have no effect in case of termination of the employment either during the first six (6) months of the employment, or, afterwards, by the employer for a reason other than serious cause, or by the Grantee for serious cause. In case of breach of this non-competition obligation, the Grantee will have to pay a lump-sum indemnity of three (3) months gross remuneration to the employer, without prejudice to the employer’s right to claim higher damages based on the actually suffered loss.

5ter. Common provisions. The restrictions in Paragraphs 5 and 5bis shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company or any company or entity of the WEX Group, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in the foregoing Paragraphs (5 and 5bis) will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in the foregoing Paragraphs (5 and 5bis) shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in the foregoing Paragraphs (5 and 5bis) shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

Existing Restrictions - The Company or any company or entity of the WEX Group has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company or any company or entity of the WEX Group, (c) solicitation or hire of employees of the Company or any company or entity of the WEX Group, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4, 5 or 5bis of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company and any company or entity of the WEX Group that is enforceable under applicable law. In case several provisions offer the same level of protection, the most recent one shall prevail.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company or any company or entity of the WEX Group. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4, 5 or 5bis of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company or any company or entity of the WEX Group shall have the right to seek injunctive and/or other equitable relief in any court of competent

Exhibit 10.4
jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5 or 5bis, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company or any company or entity of the WEX Group, or until the Company or any company or entity of the WEX Group states in writing that it will seek no judicial relief for such breach.

Severability - If any one or more provisions of Paragraphs 4, 5 or 5bis shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4, 5 or 5bis may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4, 5 or 5bis, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

It is explicitly agreed that, except for the paragraphs above on (i) Existing Restrictions and (ii) Severability, the provisions of Paragraph 5ter do not apply in relation to the Belgian Alternative Provision 1 nor in relation to the Belgian Alternative Provision 2 nor in relation to the Belgian Alternative Provision 3.

No Rights to Continued Employment or Service

The following provision supplements Paragraph 8 of the Agreement:

The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment or service contract (if any).

Tax Obligations

10.    Tax Obligations.

The following provisions replace Paragraph 10 of the Agreement in its entirety:

Exhibit 10.4
(a)As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes or contributions whatsoever, including social security contributions) payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes required to be withheld by the Company. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion.

(b)Notwithstanding Paragraph 10(a), the Company will retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to any taxes or contributions required to be withheld by the Company from the Grantee, which retained shares shall fund the payment of such taxes or contributions by the Company or any company or entity of the WEX Group on behalf of the Grantee.

Paragraph 10 shall be without prejudice to the applicable tax and social security obligations under Belgian law applying to the Company or any company or entity of the WEX Group.

Amendments; Severability

The following provision replaces Paragraph 13(b) of the Agreement in its entirety:

(b) The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, this provision shall be reduced to what is legally acceptable and the remainder of that provision and this Agreement will nevertheless be binding and enforceable.

Data Privacy

16.Data Privacy.

(a)The Company, in its capacity as Controller, grants Awards under the Plan to employees of the Company and its subsidiaries in its sole discretion. In conjunction with the Company’s grant of the Award under the Plan and its ongoing administration of such awards, the Company collects, uses and otherwise processes (“Process (es)(ing)”) the Grantee’s personal data (“Personal Data”), including the Grantee’s name, home address, email address, and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of common stock or directorships held in the Company, and details of all Awards or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Grantee’s favor, which the Company receives from the Grantee or the Employer.
(b)Data Collection, Processing and Usage. In granting the Award under the Plan, the Company will Process the Grantee’s Personal Data for purposes of allocating shares of common stock and implementing, administering and managing the Plan. The Company’s legal basis, where required, for the Processing of the Grantee’s Personal Data is the necessity for the Company to (i) perform its contractual obligations under this Agreement, (ii) comply with legal

Exhibit 10.4
obligations established in the European Union, European Economic Area, and the United Kingdom (“EEA+”), and/or (iii) pursue the legitimate interest of complying with legal obligations established outside of the EEA+.
(c)Stock Plan Administration Service Provider. The Company transfers the Grantee’s Personal Data to Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates, independent service providers based in the United States, which assist the Company with the implementation, administration and management of the Plan (the “Service Provider”). In the future, the Company may select a different Service Provider and share the Grantee’s Personal Data with another company that serves in a similar manner. The Service Provider will open an account for the Grantee to receive and trade shares of common stock acquired under the Plan. The Grantee will be asked to agree on separate terms and data processing practices with the Service Provider, which is a condition to the Grantee’s ability to participate in the Plan.

(d)International Data Transfers. The Company and the Service Provider are based in the United States. The Grantee should note that the Grantee’s country of residence may have enacted data privacy laws that are different from the United States. In order to protect the Grantee’s privacy, where Personal Data are transferred by or on behalf of the Company to other countries or organizations that have not been recognized as providing regulatory protection similar to the Grantee’s country, the Company contractually obliges its international entities, affiliates and service providers to comply with the applicable data protection laws and principles through standard clauses that have been approved or recognized by the relevant regulators. The Company also relies on the Grantee’s consent per this Agreement as the legal basis for the transfer of the Grantee’s Personal Data to the United States is the Grantee’s consent.
(e)Voluntariness and Consequences of Failure to Perform Under the Agreement, Consent Denial or Consent Withdrawal. The Grantee’s participation in the Plan and his or her performance under this Agreement, including agreeing to the Processing of the necessary Personal Data is purely voluntary. The Grantee may end his or her participation in the Plan, terminate this Agreement or deny or withdraw his or her consent to the transfer of his or her Personal Data at any time. If the Grantee does not consent, or if the Grantee later withdraws his or her consent, the Grantee may be unable to participate in the Plan. This will not affect the Grantee’s existing employment or salary; instead, the Grantee merely may forfeit the opportunities associated with the Plan.
(f)Data Subjects Rights. The Grantee may have a number of rights under the data privacy laws in the Grantee’s country of residence. For example, the Grantee’s rights may include the right to (i) request access or copies of Personal Data the Company Processes, (ii) request rectification of incorrect Personal Data, (iii) request deletion of Personal Data, (iv) place restrictions on Processing, (v) lodge complaints with competent privacy or data protection authorities in the Grantee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Grantee’s Personal Data. To receive clarification regarding the Grantee’s rights or to exercise his or her rights, the Grantee should refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/ and contact his or her local human resources department.
(g)Personal Data Retention. The Company and its Service Provider will retain the Grantee’s Personal Data no longer than necessary for the purpose for which it was processed for the duration of this Agreement, unless a longer period is required to comply with applicable

Exhibit 10.4
laws. Retention periods may vary depending on purpose for which the Personal Data was collected and used, which may differ depending on the nature of the Personal Data and the activities involved,
ii) the length of the Grantee’s participation in the Plan, or iii) whether there are legal obligations to which either the Company or the Grantee are subject.

For more information on how we process your Personal Data, please refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/.

Imposition of Other Requirements

17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

18.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

The Plan

The following provision supplements Paragraph 1 of the Agreement: The Grantee’s participation in the Plan is absolutely voluntary.
Award

The following provision supplements Paragraph 2 of the Agreement:

The Award is not remuneration for services and, therefore, is not to be considered salary, or of a salary nature, for any purpose whatsoever.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

Exhibit 10.4
4. Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company and/or its subsidiaries, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, Confidential and Proprietary Information, except in the course of Grantee’s duties to the Company, as required by law or court order, or as authorized, in writing, by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A. Non-Solicitation. In exchange for the Award(s) of Performance-Based Restricted Stock Units to Grantee, in accordance with the Plan, Memorandum and this Agreement, and any other related agreements, which the Grantee acknowledges and agrees to be reasonable and sufficient compensation for this Non-Solicitation covenant, and due to the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for a period of twelve (12) months following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf

Exhibit 10.4
of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries with whom the Grantee directly performed any services or had any direct business contact;
(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;
(c)Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries;

(d)Solicit or induce, either directly or indirectly, any employee of the Company and/or its subsidiaries to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company and/or its subsidiaries within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer.
5B. Non-Competition. Subject to the “Additional Provisions” Paragraph below, in exchange for the Award(s) of Performance-Based Restricted Stock Units to Grantee, in accordance with the Plan, Memorandum and this Agreement, and any other related agreements, which the Grantee acknowledges and agrees to be reasonable and sufficient compensation for this Non-Competition covenant, and due to the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for a period of twelve (12) months following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity) own or hold a proprietary interest in, manage, operate, control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this Paragraph 5B, a “Competing Enterprise” means any entity, organization or person engaged,

Exhibit 10.4
or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted by the Grantee’s employer, during the Grantee’s employment with the Company’s Brazilian subsidiary or any other prior or subsequent employer of the same economic group, or within six months after the Grantee’s termination of employment with the Company’s Brazilian subsidiary or any other company of the same economic group, in Brazil or abroad. It includes, without limitation and to the extent applicable: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company and/or its subsidiaries, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business of the same line of business the Grantee was involved with, participated in, or acquired knowledge of while employed by the Company or its subsidiaries.

As further compensation for the non-competition restriction imposed after the termination of employment, as described above, the Company or one of its subsidiaries agrees to pay the Grantee an amount equivalent to his/her last annual salary, payable in twelve (12) equal monthly installments (one for each month of restriction). In the event the Grantee breaches his/her obligation to non-compete, the Company shall immediately stop making payments, and may also seek any other remedies provided in this Agreement, by law and/or equity.

The parties agree that the Company or the applicable subsidiary, at its sole discretion, shall have the right to reduce the post- termination non-compete period or waive the post-termination non-compete obligation of this Paragraph 5B of the Grantee at the time the Company or its subsidiary gives notice of termination of employment to the Grantee, regardless of whether the termination is with or without cause, or within ten calendar (10) days of the Grantee’s resignation. If the Company or its subsidiary decides to reduce the restrictive period, the post-termination compensation for such period set forth in this Paragraph 5B will be reduced in the same proportion, and, if the Company or its subsidiary decides to waive the Grantee’s post-termination non-compete obligation, then the Grantee shall not be entitled to post-termination compensation, in whole or in part, as provided in this Paragraph 5B.

Exhibit 10.4

5C. Additional Provisions. The Company and/or its subsidiaries have previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4, 5A, and/or 5B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company’s business. The Grantee also acknowledges and agrees that the opportunity to participate in the Award and/or the compensation he/she will receive under Paragraph 5B above is sufficient and fair compensation in exchange for the post-termination restrictions imposed. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4, 5A, and/or 5B, the damages to the Company and/or its subsidiaries would be irreparable. Therefore, in addition to monetary damages (for economic and moral damages) and reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraphs 4, 5A, and/or 5B, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

Furthermore, in the event the Grantee breaches any of his/her obligations under Paragraphs 4, 5A, and/or 5B, the Grantee shall, in addition to any other remedy available under this Agreement, by law or equity, pay a penalty to the Company equivalent to his/her last annual salary (i.e., twelve monthly salaries), indexed by the Brazilian consumer price index and with interest of one percent (1%) per month until full payment. In the event of a breach of the non-disclosure of confidential information and/or non-compete obligation, in addition to the penalty established above and any other remedies available under this Agreement by law or equity, the Grantee shall pay a daily penalty of USD500 (five hundred U.S. dollars) per day the violation persists.

If any one or more provisions of Paragraphs 4, 5A, 5B and/or 5C shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4, 5A, 5B and/or 5C may be reformed, modified, revised, edited or blue-penciled to

Exhibit 10.4
make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Termination of Employment

The following provision replaces the second paragraph of Paragraph 6 of the Agreement:

For purposes of the Plan and the Award, a termination of employment shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company or any of its subsidiaries (for any reason whatsoever) following the provision of any notification of termination or resignation from employment, and without regard to any period of notice of termination of employment (whether expressed or implied); the Company, in its sole discretion, shall determine when the Grantee is no longer actively providing employment services for purposes of the Award (including whether the Grantee may still be considered to be actively providing employment services while on a leave of absence). Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary, the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment (for any reason whatsoever, whether or not such termination is later found to be invalid or in breach of the employment laws in the jurisdiction where the Grantee is employed or providing services or the terms of the Grantee’s employment or service agreement, if any). No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.

Governing Law and Venue

The following provision replaces Paragraph 9 of the Agreement in its entirety:

This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of Brazil. Any disputes shall be brought to and adjudicated by the civil courts of Sao Paulo, SP, Brazil.

Tax Obligations

The following provisions replace Paragraph 10 of the Agreement in its entirety:

10. Tax Obligations. Regardless of any action the Company or the subsidiary that employs the Grantee (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account, or other tax-related items related to the Grantee’s participation in the Plan and legally applicable to the Grantee (“Tax-Related Items”), the Grantee acknowledges that the ultimate liability for all Tax-Related Items owed by

Exhibit 10.4
the Grantee is and remains the Grantee’s responsibility and that such amount may exceed the amount actually withheld by the Company and/or the Employer. The Grantee further acknowledges that the Company and/or the Employer (i) makes no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including the grant or vesting of the Performance-Based Restricted Stock Units, the issuance of shares of Company Stock upon settlement of the Performance-Based Restricted Stock Units, the subsequent sale of shares of Company Stock, and the receipt of any dividends or dividend equivalents; and
(ii) does not commit and is under no obligation to structure the terms of the grant or any aspect of the Award to reduce or eliminate the Grantee’s liability for Tax-Related Items or achieve any particular tax result. Further, if the Grantee becomes subject to tax in more than one jurisdiction, the Grantee acknowledges that the Company and/or the Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to vesting of the Performance-Based Restricted Stock Units, the Grantee shall pay or make adequate arrangements satisfactory to the Company to satisfy all withholding obligations of the Company. In this regard, the Grantee authorizes the Company to withhold all applicable Tax- Related Items legally payable by the Grantee (i) from proceeds of the sale of the shares of Company Stock, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Grantee’s behalf pursuant to this authorization without further consent); and/or
(ii) by the Company retaining a portion of the vested Performance-Based Restricted Stock Units to be settled.

Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding amounts or other applicable withholding rates, including maximum applicable rates, in which case the Grantee may receive a refund of any over-withheld amount in cash and will have no entitlement to the Company Stock equivalent. If the obligation for Tax-Related Items is satisfied by withholding in Company Stock, for tax purposes, the Grantee is deemed to have been issued the full number of shares of Company Stock subject to the vested Performance-Based Restricted Stock Units, notwithstanding that a number of shares are held back solely for purposes of paying the Tax-Related Items due as a result of any aspect of the Grantee’s participation in the Plan.

Finally, the Grantee shall pay to the Company any amount of Tax-Related Items that the Company may be required to withhold as a result of the Grantee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to issue and deliver shares of Company Stock in payment of any earned and vested Performance-Based Restricted Stock Units if the Grantee fails to comply with the Grantee’s obligations in connection with the Tax-Related Items as described in this Paragraph 10.

Amendments; Severability

The following provision replaces Paragraph 13 of the Agreement in its entirety:

13. Amendments; Severability. This Agreement may be amended at any time by the Committee, provided that no amendment may, without the consent of the Grantee, materially and

Exhibit 10.4
adversely affect the Grantee’s rights with respect to the Award. The provisions of this Agreement are severable, such that in the event any provision of this Agreement is found to be unenforceable, in whole or in part, the remainder of this Agreement will nevertheless be binding and enforceable.

Compliance with Law

16.Compliance with Law. By accepting the Performance-Based Restricted Stock Units, the Grantee agrees to comply with applicable Brazilian laws and to report and pay any and all applicable Tax-Related Items associated with the Grantee’s receipt and sale of shares of Company Stock acquired through his or her participation in the Plan and the receipt of any dividends on such shares of Company Stock.

Nature of Award

17.Nature of Award. By entering into this Agreement and accepting the grant of Performance-Based Restricted Stock Units evidenced hereby, the Grantee acknowledges, understands, and agrees that:

(a)the Grantee’s participation in the Plan is voluntary;

(b)the Grantee is making an investment decision;

(c)the shares of Company Stock will be issued to the Grantee only if the vesting conditions are met and any necessary services are rendered by the Grantee over the vesting period;

(d)the value of the underlying shares of Company Stock is not fixed and may increase or decrease in value over the vesting period without compensation to the Grantee;

(e)the future value of the shares of Company Stock that may be delivered in settlement of the Performance-Based Restricted Stock Units (to the extent earned) is unknown, indeterminable, and cannot be predicted with certainty;

(f)neither the Company, the Employer, nor any other subsidiary shall be liable for any foreign exchange rate fluctuation between the Grantee’s local currency and the United States Dollar that may affect the value of the Performance-Based Restricted Stock Units, any payment made pursuant to the Performance-Based Restricted Stock Units, or the subsequent sale of any shares of Company Stock acquired under the Plan;

(g)this Award is made solely by the Company, and the Company is solely responsible for the administration of the Plan and the Grantee’s participation in the Plan;

(h)the Plan is established voluntarily by the Company, is discretionary in nature, and may be terminated by the Company at any time, except as otherwise set forth in the Plan;
(i)the grant of Performance-Based Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future awards of Performance-Based

Exhibit 10.4
Restricted Stock Units or benefits in lieu of Performance-Based Restricted Stock Units, even if such awards have been awarded in the past;

(j)all decisions with respect to future awards, if any, will be at the sole discretion of the Company;

(k)this Award and the underlying shares of Company Stock, and the income from and value of same, are not intended to replace any pension rights or compensation;

(l)this Award and the underlying shares of Company Stock, and the income from and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any vacation, vacation premium, 13th salary, FGTS contributions, notice of termination, severance, resignation, termination, redundancy, dismissal, or end-of-service payments; bonuses; long-service awards; pension, retirement, or welfare benefits; or similar payments;

(m)unless otherwise provided in the Plan or by the Company in its discretion, the Performance-Based Restricted Stock Units and the benefits evidenced by this Agreement do not create any entitlement to have the Performance-Based Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor to be exchanged, cashed out, or substituted, in connection with any corporate transaction affecting the Company Stock;

(n)the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Grantee’s participation in the Plan or the Grantee’s acquisition or sale of the underlying shares of Company Stock; and

(o)the Grantee should consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

Language

18.Language. The Grantee warrants and represents that he/she is fluent in English and fully and unmistakably understands the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

Imposition of Other Requirements

19.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Exhibit 10.4
Electronic Delivery and Acceptance

20.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Data Privacy
21.    Data Privacy.
(a)The Company, in its capacity as Controller, grants Awards under the Plan to employees of the Company and its subsidiaries in its sole discretion. In conjunction with the Company’s grant of the Award under the Plan and its ongoing administration of such awards, the Company collects, uses and otherwise processes (“Process (es)(ing)”) the Grantee’s personal data (“Personal Data”), including the Grantee’s name, home address, email address, and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of common stock or directorships held in the Company, and details of all Awards or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Grantee’s favor, which the Company receives from the Grantee or the Employer.
(b)Data Collection, Processing and Usage. In granting the Award under the Plan, the Company will Process the Grantee’s Personal Data for purposes of allocating shares of common stock and implementing, administering and managing the Plan. The Company’s legal basis, where required, for the Processing of the Grantee’s Personal Data is the necessity for the Company to (i) perform its contractual obligations under this Agreement, (ii) comply with legal obligations established in Brazil, and/or (iii) pursue the legitimate interest of the Company and/or its subsidiary in granting to Grantee the Awards.
(c)Stock Plan Administration Service Provider. The Company transfers the Grantee’s Personal Data to Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates, independent service providers based in the United States, which assist the Company with the implementation, administration and management of the Plan (the “Service Provider”). In the future, the Company may select a different Service Provider and share the Grantee’s Personal Data with another company that serves in a similar manner. The Service Provider will open an account for the Grantee to receive and trade shares of common stock acquired under the Plan. The Grantee will be asked to agree on separate terms and data processing practices with the Service Provider, which is a condition to the Grantee’s ability to participate in the Plan.
(d)International Data Transfers. The Company and the Service Provider are based in the United States. The Grantee should note that the Grantee’s country of residence may have enacted data privacy laws that are different from the United States. In order to protect the Grantee’s privacy, where Personal Data are transferred by or on behalf of the Company to other countries or organizations that have not been recognized as providing regulatory protection similar to the Grantee’s country, the Company contractually obliges its

Exhibit 10.4
international entities, affiliates and service providers to comply with the applicable data protection laws and principles through standard clauses that have been approved or recognized by the relevant regulators. The Company also relies on the Grantee’s consent per this Agreement as the legal basis for the transfer of the Grantee’s Personal Data to the United States. By signing this Agreement, Grantee provides consent to the international transfer of Grantee’s Personal Data and the processing of such Personal Data in accordance with this paragraph.
(e)Voluntariness and Consequences of Failure to Perform Under the Agreement, Consent Denial or Consent Withdrawal. The Grantee’s participation in the Plan and his/her performance under this Agreement, including agreeing to the Processing of the necessary Personal Data is purely voluntary. The Grantee may end his/her participation in the Plan, terminate this Agreement or deny or withdraw his/her consent to the transfer of his/her Personal Data at any time. If the Grantee does not consent, or if the Grantee later withdraws his/her consent, the Grantee may be unable to participate in the Plan. This will not affect the Grantee’s existing employment or salary; instead, the Grantee merely may forfeit the opportunities associated with the Plan. Any Consent Withdrawal shall not affect the lawfulness of Processing based on consent before its withdrawal. The Company will continue to retain the information that Grantee provided to the Company before Grantee withdrew his/her consent for as long as allowed or required by applicable law.
(f)Data Subjects Rights. Subject to the exceptions or limitations established by applicable Brazilian law or regulation, Grantee has the right to: (a) request confirmation of the processing of his/her Personal Data; (b) request access to the Personal Data; (c) request the correction and/or update of the Personal Data; (d) request the anonymization, blocking or elimination of the Personal Data that is unnecessary, excessive or processed in violation of the law; (e) request the transfer of the Personal Data from one service provider to another; (f) request the deletion of the Personal Data previously processed with Grantee’s consent; (g) request an identification of the public and private entities to which the Company’s disclosed the Personal Data or with which the Company used a shared database containing Grantee’s Personal Data; and (h) object to the processing of the Personal Data. To receive clarification regarding the Grantee’s rights or to exercise his/her rights, the Grantee should refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/ and contact his or her local human resources department.
(g)Personal Data Retention. The Company and its Service Provider will retain the Grantee’s Personal Data no longer than necessary for the purpose for which it was processed for the duration of this Agreement, unless a longer period is required to comply with applicable laws. Retention periods may vary depending on i) purpose for which the Personal Data was collected and used, which may differ depending on the nature of the Personal Data and the activities involved, ii) the length of the Grantee’s participation in the Plan, or iii) whether there are legal obligations to which either the Company or the Grantee are subject.
(h)     For more information on how we process Grantee’s Personal Data, please refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/.

Exhibit 10.4

Vesting of Units

The following provision supplements Paragraph 3 Subsection (b) of the Agreement:

Where Awards are settled with shares of Company Stock that are not newly-issued, settlement of the Awards shall take place, at the latest, on or prior to December 31 of the calendar year which is three (3) years after the calendar year in which the performance of services, for which Awards are granted, occurred.

Termination of Employment

The following provision replaces the second paragraph of Paragraph 6 of the Agreement:

IN ACCEPTING THE AWARD, THE GRANTEE SPECIFICALLY ACKNOWLEDGES THAT THE GRANTEE HAS READ AND EXPRESSLY ACCEPTS PARAGRAPH 6 OF THIS AGREEMENT, AS AMENDED BY THE FOLLOWING APPENDIX PROVISION:
For purposes of the Plan, the Award or this Agreement, a termination of employment or the date upon which the Grantee is no longer employed shall be deemed to have occurred on the date upon which the Grantee ceases to perform active employment duties for the Company or its subsidiaries following the provision of any notification of termination by the Company either with or without cause, or because of disability, or because of the voluntary or involuntary resignation or retirement from employment by the Grantee, and without regard to any period of notice of termination of employment (whether expressed or implied) or any period of pay in lieu of notice, severance or salary continuation or other entitlement, to which the Grantee might then be entitled, whether under contract, common law or otherwise, save and except as may be otherwise required by applicable employment standards legislation. Notwithstanding any other provision of the Plan, the Award, this Agreement or any other agreement (written or oral) to the contrary and except as may be required by applicable employment standards legislation, a) the Grantee shall not be entitled (and by accepting an Award, thereby irrevocably waives any such entitlement) to any payment or other benefit to compensate the Grantee for the loss of any rights under the Plan as a result of the termination or expiration of an Award in connection with any termination of employment, on a pro-rata basis or otherwise, and whether under contract, common law or otherwise, and b) any payments made under the Plan or that would have been made but for the termination, shall not be included in any damages for wrongful dismissal at common law nor in any damages for a lost opportunity to earn the incentive during a common law reasonable notice period. No amounts earned pursuant to the Plan or any Award shall be deemed to be eligible compensation in respect of any other plan of the Company or any of its subsidiaries.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

Exhibit 10.4
4. Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company, the Grantee is placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s equipment, supplies or facilities and does not relate at the time of conception to the Company’s business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

The provisions in this Agreement do not prohibit the Grantee from communicating with any governmental authority or making a report in good faith and with a reasonable belief of any violations of law or regulation to a governmental authority, or from testifying or participating in a legal proceeding relating to such violations, including making other disclosures protected or required by any whistleblower law or regulation to any appropriate government authority; provided expressly that the Grantee agrees to honor the confidentiality obligations in this Agreement and will only share Confidential and Proprietary Information with the Grantee’s lawyer or with the government agency or entity. Nothing in this Agreement shall be construed to permit or condone unlawful conduct, including but not limited to the theft or misappropriation of Company property, trade secrets or information.

Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

Exhibit 10.4
5A. Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company; and/or

(d)Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer.

5B. Non-Competition. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of (i) twelve months following the termination of his/her employment with the Company for any reason if the Grantee was classified by the Company in its human resources information system of record as being in a Director-level role or above (e.g., Director, VP, SVP, CEO, etc.) as of his/her last day of employment with the Company, or (ii) six months following the termination of his/her employment with the Company for any reason if the Grantee was classified by the Company in its human resources information system of record as being in a role below Director-level (e.g., Manager, Team Lead, Individual Contributor, etc.) as of his/her last day of employment with the Company, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the

Exhibit 10.4
Company, whether as an agent or otherwise, become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise in the Restricted Area. For purposes of this Paragraph, a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. For purposes of this Paragraph, the “Restricted Area” is Canada and any other country where the Grantee or any employee under the Grantee’s direct or indirect supervision performed material services for the Company. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company.

5C. Additional Provisions. The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4, 5A, 5B or 5C of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

Exhibit 10.4
The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4, 5A, 5B or 5C of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable legal fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraphs 5A or 5B, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4, 5A, 5B or 5C shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4, 5A, 5B or 5C may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4, 5A, 5B and 5C, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Governing Law

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the province in which the Grantee performs the majority of his or her work for the Company and the federal laws of Canada applicable in that province.

Tax Obligations

The following provision replaces Paragraph 10 of the Agreement in its entirety:

10.Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of income and employment taxes (and any other taxes required to be withheld) payable in connection with the vesting and settlement of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form

Exhibit 10.4
that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.

Voluntary Participation

16.Voluntary Participation. By accepting this Award of securities, the Grantee represents and warrants to the Company that his or her participation in the trade and acceptance of such securities is voluntary and that he or she has not been induced to participate by expectation of engagement, appointment, employment or continued engagement, appointment or employment, as applicable.

Language

17.Language. The parties have requested that this document be drawn up in the English language. / Les parties ont exigé que le présent document soit rédigé dans la langue anglaise.

Imposition of Other Requirements

18.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

19.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Data Privacy

20.Data Privacy. The Grantee hereby authorizes the Company and the Company’s representatives to discuss with and obtain all relevant information from all personnel, professional or not, involved in the administration and operation of the Plan. The Grantee further authorizes the Company, the Employer and/or any other affiliate to disclose and discuss such information with their advisors. The Grantee also authorizes the Company, the Employer and/or any other affiliate to record such information and to keep such information in the Grantee’s employee file.

Exhibit 10.4

Grantee is employed by Optal Financial Europe Limited, a wholly-owned subsidiary of the Company (a “Group Company” and collectively, with all other subsidiaries of the Company, the “Group Companies”); (each, respectively, the “Employer”).
"Eligible employees" for the purposes of Performance-Based Restricted Stock Unit Awards made to participants resident in the Republic of Ireland shall include employees and executive directors only of the Employer.
Confidential and Proprietary Information
The following provisions replace Paragraph 4 of the Agreement in its entirety:
4.Confidential Information.
4.1.The Grantee acknowledges that in connection with his/her employment with the Employer, the Grantee has and will continue to have access to, obtain, and become aware of the Employer’s trade secrets and/or Confidential Information (as defined below) of a nature not generally disclosed to the public, such that Grantee will be placed in a position whereby Grantee may cause commercial and irreparable damage to the legitimate business interests of the Employer and/or any Group Company by using or disclosing Employer’s trade secrets and/or such Confidential Information.
4.2.In order to protect the legitimate business interests of the Employer and/or any Group Company, the Grantee agrees that during employment and after the Termination Date (without limitation in time), and without prejudice to the Grantee’s common law duties, Grantee shall keep confidential and not directly or indirectly:
4.2.1.make any disclosure to any other person, company or organisation whatsoever; and/or
4.2.2.make use of for the Grantee’s own benefit or for the benefit of any other person, company or organisation whatsoever, any trade secrets or Confidential Information that has or will come to the Grantee’s knowledge during his/her employment, or that has been or will be given to the Grantee in confidence by the Employer and/or any Group Company, or which the Grantee as a person of honesty and reasonable intelligence should reasonably treat as confidential, whether or not the same is specifically marked as confidential and whether provided orally, in writing or on electronic media, or memorized by the Grantee, except in the proper course of Grantee’s duties to the Employer and/or any Group Company, as required by law or as authorised by the Board of Directors.
4.3.The term “Confidential Information” includes but is not limited to:
4.3.1. financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;
client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company,

Exhibit 10.4
price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;
any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;
details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;
4.3.2.copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;
4.3.3.confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;
4.3.4.details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct;
4.3.5.any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by any third party; and
4.3.6.any compilation of information which in its individual parts may not be Confidential Information but which derives its commercial value and its confidential nature from its aggregation.
4.4. No trade secrets and/or Confidential Information may be reproduced or memorised (except in the proper exercise of Grantee’s duties to the Employer or any Group Company), or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Employer.
4.5. Grantee shall on the Termination Date return to the Employer any records in any form of trade secrets and/or Confidential Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.
4.6.The restrictions in paragraphs 4.2 and 4.4 will not apply to any information which Grantee can demonstrate (i) was known to Grantee prior to the commencement of Grantee’s employment by the Employer; or (ii) is in the public domain, other than by way of unauthorised disclosure (whether by Grantee or any other person).
4.7.This Agreement shall not prevent Grantee from:
4.7.1.reporting misconduct, or a serious breach of applicable regulatory requirements to a law enforcement agency or anybody responsible for supervising or regulating the matters in question;

Exhibit 10.4
4.7.2.disclosing any information which Grantee is entitled to disclose under the Protected Disclosures Act 2014 (provided that such disclosure is in accordance with the Protected Disclosures Act 2014) and in accordance with the Employer’s Whistleblowing Policy; or
4.7.3.co-operating with a criminal investigation or prosecution.
Non-Solicitation and Non-Competition
The following provisions replace Paragraph 5 of the Agreement in its entirety:
5A. Definitions.
The following definitions apply to the Paragraphs in 5B below:
5A.1. “Critical Employee” means any person at a manager level or above:
5A.1.1. who is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and
5A.1.2. for whom, during the Relevant Period:
5A.1.2.1. Grantee has had direct or indirect managerial responsibility; or
5A.1.2.2. with whom Grantee had material contact or dealings; and
5A.1.3 who, during the Relevant Period:
5A.1.3.1. had material contact with Customers or Prospective Customers in performing his/her duties of employment with the Employer or any Group Company; and/or
5A.1.3.2. is in possession of Confidential Information about Customers or Prospective Customers;
5A.2. “Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:
5A.2.1. Grantee, or
5A.2.2. any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential Information, but always excluding therefrom any subsidiary, division, branch or office of such person, firm, company or other organisation whatsoever with which Grantee and/or any such employee had no dealings during that period;
5A.3. “Permitted Investment” means holding an investment by way of shares or other securities of not more than 5% of the total issued share capital of any company, whether or not it is listed or dealt in on a recognised stock exchange.
5A.4    “Prospective Customer” means any person, firm, company or other organisation whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:
5A.4.1. Grantee, or

Exhibit 10.4
5A.4.2. any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about which Grantee was in possession of Confidential Information, but always excluding therefrom any subsidiary, division, branch or office of that person, firm, company or other organisation with which Grantee and/or any such employee had no dealings during that period;
5A.5. “Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;
5A.6. “Restricted Area” means the Republic of Ireland and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the Relevant Period:
5A.6.1. Grantee, or
5A.6.2. any employee under Grantee’s direct supervision, performed material duties for the Employer or relevant Group Company;
5A.7. “Restricted Goods or Restricted Services” means any products and services:
5A.7.1. (a) provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information; and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards; and/or (b) any products or services of the same type or materially similar to such products or services; and
5A.7.2. with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period.
5A.8. “Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to the Employer, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;
5A.9. “Termination Date” means the date upon which Grantee’s employment with the Employer terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.
5B. Non-Solicitation and Non-Competition.
5B.1. The Grantee agrees that, in order to protect the Confidential Information, business/customer connections and workforce stability of the Employer and any Group Company, during his/her

Exhibit 10.4
employment with the Employer, and during the Restricted Period, he/she shall not without the Employer’s consent, whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organisation whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:
5B.1.1. In competition with the Employer and/or any Group Company within the Restricted Area, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;
5B.1.2. Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or within the Restricted Area hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;
5B.1.3. (i) Become employed by; or
(ii) be engaged in; or
(iii) be materially interested in; or
(iv) render services to, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area, if the business:
(a) is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or
(b) is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period.
For the purposes of this Paragraph 5, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.
5B.1.4 This Paragraph 5 shall not prevent Grantee from:
(i) holding a Permitted Investment; or
(ii) being engaged in or rendering services to, any business concern during the Restricted Period, provided that Grantee’s duties or work shall relate solely to services or activities of a kind with which Grantee (or an employee under Grantee’s direct supervision) was not concerned to a material extent during the Relevant Period; or
(iii) acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential Information.
5B.2. The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the

Exhibit 10.4
restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect first to the enforceable restrictions in this Agreement.
5B.3. Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 5 (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.
5B.4. If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 5 shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.
5B.5. Each of the restrictions contained in this Paragraph 5B, each definition set out in Paragraph 5A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.
5B.6. The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services or enter into employment within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services or enter into employment.
5B.7. Immediately after agreeing to provide services to or enter into employment with any third party during the Restricted Period, the Grantee will notify the Employer of the identity of that third party.
5B.8. Mindful of the obligations set forth in Paragraphs 4, and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Employer.
5B.9. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Employer and Group Company.
WEX Europe Netherlands B.V. awards only:

Exhibit 10.4

The Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries (each a “Group Company” and, collectively, the “Group Companies”).

The Grantee is employed by WEX Europe Netherlands B.V. (the “Employer”), a wholly-owned subsidiary of the Company; and “eligible employees” for the purposes of Performance-Based Restricted Stock Unit Awards made to participants resident in the Netherlands shall include employees and executive directors only of the Employer.

Vesting of Units

The following provisions replace Paragraph 3 Subsection (b) of the Agreement:

(b)    Subject to Paragraphs 3(c) and (d) and Paragraph 4, (i) the Performance-Based Restricted Stock Units shall vest, if at all, on the vesting date based on achievement of the Performance Goals, set forth in Schedule 1, so long as the Grantee remains employed with the Group Companies through such Vesting Date and (ii) of such Performance-Based Restricted Stock Units eligible for vesting as determined under clause (i), all Performance-Based Restricted.
Stock Units shall become vested and payable to the Grantee on the applicable Vesting Date so long as the Grantee remains employed with the Group Companies through such vesting date.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:
4. Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Employer or any Group Company, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Employer or any Group Company, as required by law or as authorized by the Board of Directors.

4.1.The term “Confidential and Proprietary Information” includes but is not limited to:

4.1.1.financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.1.2.client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price

Exhibit 10.4
lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

4.1.3.any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;
4.1.4.details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.1.5.copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.1.6.confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.1.7.details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.1.8.any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

4.2.The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person) or which Grantee is entitled to disclose under the laws of the Netherlands.

4.3.No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Employer or any Group Company) or given to the

Exhibit 10.4
press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

4.4.    Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition The following provisions replace Paragraph 5 of the Agreement in its entirety: 5A. Definitions for Restrictive Covenants.
The following definitions apply to the Clauses below:

5A.1    “Critical Employee” means any person who:

5A.1.1 is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and

5A.1.2 or whom, during the Relevant Period:

5A.1.2.1 Grantee has had direct or indirect managerial responsibility; or 5A.1.2.2 with whom Grantee had material contact or dealings; and
5A.1.3 who, during the Relevant Period:

5A.1.3.1 had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; and/or

5A.1.3.2 is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;

5A.2 “Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

5A.2.1 Grantee, or

5A.2.2 any employee under Grantee’s direct or indirect supervision,

had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division,

Exhibit 10.4
branch or office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;
5A.3 “Prospective Customer” means any person, firm, company or other organization whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:

5A.3.1 Grantee, or

5A.3.2 any employee who was under Grantee’s direct or indirect supervision,

had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;
5A.4 “Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

5A.5 “Restricted Area” means the Netherlands and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:

5A.5.1 Grantee, or

5A.5.2 any employee under Grantee’s direct supervision,
performed material duties for the Employer or relevant Group Company;

5A.6    “Restricted Goods or Restricted Services” means:

5A.6.1 any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel,

Exhibit 10.4
entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and

5A.6.2 with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period,

or any products or services of the same type or materially similar to such products or services;

5A.7 “Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to the Employer or any Group Company, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;

5A.8 “Termination Date” means the date upon which Grantee’s employment with the Employer or any Group Company terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

5B.    Non-Solicitation and Non-Competition.

5B.1 In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Employer and any Group Company, the Grantee agrees that during his/her employment with the Employer or any Group Company and during the Restricted Period, without the Employer’s consent, he/she shall not whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organization whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

5B.1.1 In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2 Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

Exhibit 10.4
5B.1.3 Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise), manage, operate, or control, or join or participate in the management, operation or control of, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period), if the business:

5B.1.3.1 is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

5B.1.3.2 is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period,

save that this shall not prohibit the Grantee from acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential and Proprietary Information.
For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.
5B.2 The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraph 4 or 5B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to restrictions in this Agreement.

5B.3 Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 5B (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5B.4 If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 5B shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees

Exhibit 10.4
of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

5B.5 Each of the restrictions contained in this Paragraph 5B, each definition set out in Paragraph 5A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

5B.6 The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services.

5B.7 Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Employer of the identity of that person.

5B.8 Mindful of the obligations set forth in Paragraphs 4, 5A and 5B, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

No Rights to Continued Employment or Service

The following provisions replace Paragraph 8 of the Agreement in its entirety:

8.No Rights to Continued Employment or Service.

(a)Neither this Agreement nor the Award shall be construed as giving the Grantee any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such employment.

(b)The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).

(c)The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or

Exhibit 10.4
affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

Governing Law

The following provisions replace Paragraph 9 of the Agreement in its entirety:

9.Governing Law. Save for taxation, which shall be governed by the law of the Netherlands, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.

Tax Obligations

The following provisions replace Paragraph 10 of the Agreement in its entirety:

10.Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of applicable Dutch wage taxes, social security premiums and any other taxes required to be withheld payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.

Further to the above, the Grantee agrees to indemnify and keep indemnified the Employer and all Group Companies in respect of any income tax and National Insurance liability which fails to be paid to the Dutch tax authorities by the Company or the Employer in connection with the grant, vesting or cancellation of the Award or the acquisition or other dealing in the shares of Company Stock acquired.

Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply. Insider Trading Restrictions
16.Insider Trading Restrictions.

Exhibit 10.4
(a)By accepting the Restricted Stock Units and participating in the Plan, the Grantee acknowledges that Grantee is subject to insider trading restrictions, which may affect the Grantee’s ability to acquire or sell shares of common stock under the Plan during such times as the Grantee is considered to have “inside information”.

(b)More specific, under Article 5:56 of the Dutch Financial Supervision Act (“Wet op het financieel toezicht”), anyone who has “inside information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of details concerning the issuing company to which the securities relate, which is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price.

(c)Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.

(d)The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

Data Privacy

17.Data Privacy.

(a)The Company, in its capacity as Controller, grants Awards under the Plan to employees of the Company and its subsidiaries in its sole discretion. In conjunction with the Company’s grant of the Award under the Plan and its ongoing administration of such awards, the Company collects, uses and otherwise processes (“Process (es)(ing)”) the Grantee’s personal data (“Personal Data”), including the Grantee’s name, home address, email address, and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of common stock or directorships held in the Company, and details of all Awards or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Grantee’s favor, which the Company receives from the Grantee or the Employer.
(b)Data Collection, Processing and Usage. In granting the Award under the Plan, the Company will Process the Grantee’s Personal Data for purposes of allocating shares of common stock and implementing, administering and managing the Plan. The Company’s legal basis, where required, for the Processing of the Grantee’s Personal Data is the necessity for the Company to (i) perform its contractual obligations under this Agreement, (ii) comply with legal obligations established in the European Union, European Economic Area, and the United Kingdom (“EEA+”), and/or (iii) pursue the legitimate interest of complying with legal obligations established outside of the EEA+.
(c)Stock Plan Administration Service Provider. The Company transfers the Grantee’s Personal Data to Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates, independent service providers based in the United States, which assist the Company with the implementation, administration and management of the Plan (the “Service Provider”). In the future, the Company may select a different Service Provider and share the Grantee’s Personal

Exhibit 10.4
Data with another company that serves in a similar manner. The Service Provider will open an account for the Grantee to receive and trade shares of common stock acquired under the Plan. The Grantee will be asked to agree on separate terms and data processing practices with the Service Provider, which is a condition to the Grantee’s ability to participate in the Plan.
(d)International Data Transfers. The Company and the Service Provider are based in the United States. The Grantee should note that the Grantee’s country of residence may have enacted data privacy laws that are different from the United States. In order to protect the Grantee’s privacy, where Personal Data are transferred by or on behalf of the Company to other countries or organizations that have not been recognized as providing regulatory protection similar to the Grantee’s country, the Company contractually obliges its international entities, affiliates and service providers to comply with the applicable data protection laws and principles through standard clauses that have been approved or recognized by the relevant regulators. The Company also relies on the Grantee’s consent per this Agreement as the legal basis for the transfer of the Grantee’s Personal Data to the United States is the Grantee’s consent.
(e)Voluntariness and Consequences of Failure to Perform Under the Agreement, Consent Denial or Consent Withdrawal. The Grantee’s participation in the Plan and his or her performance under this Agreement, including agreeing to the Processing of the necessary Personal Data is purely voluntary. The Grantee may end his or her participation in the Plan, terminate this Agreement or deny or withdraw his or her consent to the transfer of his or her Personal Data at any time. If the Grantee does not consent, or if the Grantee later withdraws his or her consent, the Grantee may be unable to participate in the Plan. This will not affect the Grantee’s existing employment or salary; instead, the Grantee merely may forfeit the opportunities associated with the Plan.
(f)Data Subjects Rights. The Grantee may have a number of rights under the data privacy laws in the Grantee’s country of residence. For example, the Grantee’s rights may include the right to (i) request access or copies of Personal Data the Company Processes, (ii) request rectification of incorrect Personal Data, (iii) request deletion of Personal Data, (iv) place restrictions on Processing, (v) lodge complaints with competent privacy or data protection authorities in the Grantee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Grantee’s Personal Data. To receive clarification regarding the Grantee’s rights or to exercise his or her rights, the Grantee should refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/ and contact his or her local human resources department.

(g)Personal Data Retention. The Company and its Service Provider will retain the Grantee’s Personal Data no longer than necessary for the purpose for which it was processed for the duration of this Agreement, unless a longer period is required to comply with applicable laws. Retention periods may vary depending on purpose for which the Personal Data was collected and used, which may differ depending on the nature of the Personal Data and the activities involved,
ii) the length of the Grantee’s participation in the Plan, or iii) whether there are legal obligations to which either the Company or the Grantee are subject.

For more information on how we process your Personal Data, please refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/.

Exhibit 10.4

Language

18.Language. The Grantee warrants and represents that he/she is fluent in English and fully and unmistakably understands the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

Imposition of Other Requirements

19.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

20.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

WEX Fleet Netherlands B.V. awards only:

The Company has the authority under and pursuant to the Plan to grant awards to eligible employees of the Company and its subsidiaries (each a “Group Company” and collectively, the “Group Companies”).

The Grantee is employed by WEX Fleet Netherlands B.V. (the “Employer”), a wholly-owned subsidiary of the Company; and “eligible employees” for the purposes of Restricted Stock Unit Awards made to participants resident in the Netherlands shall include employees and executive directors only of the Employer.

Vesting of Units

The following provisions replace Paragraph 3 Subsection (b) of the Agreement:

(b)    Subject to Paragraphs 3(c) and (d) and Paragraph 4, (i) the Performance-Based Restricted Stock Units shall vest, if at all, on the vesting date based on achievement of the Performance Goals, set forth in Schedule 1, so long as the Grantee remains employed with the Employer or any of the Group Companies through such Vesting Date and (ii) of such Performance-Based Restricted Stock Units eligible for vesting as determined under clause (i), all

Exhibit 10.4
Performance-Based Restricted Stock Units shall become vested and payable to the Grantee on the applicable Vesting Date so long as the Grantee remains employed with the Employer or any of the Group Companies through such vesting date.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4. Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Employer or any Group Company, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Employer or any Group Company, as required by law or as authorized by the Board of Directors.

4.1.The term “Confidential and Proprietary Information” includes but is not limited to:

4.1.1.financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.1.2.client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

4.1.3.any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;
4.1.4.details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.1.5.copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

Exhibit 10.4
4.1.6.confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.1.7.details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.1.8.any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

4.2.The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person) or which Grantee is entitled to disclose under the laws of the Netherlands.

4.3.No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

4.4.    Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.

Definitions for Restrictive Covenants, Non-Solicitation and Non-Competition The following provisions replace Paragraph 5 of the Agreement in its entirety: 5A. Definitions for Restrictive Covenants.
The following definitions apply to the Clauses below: 5A.1 “Critical Employee” means any person who:
5A1.1 is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and

Exhibit 10.4
5A1.2 for whom, during the Relevant Period:

5A.1.2.1    Grantee has had direct or indirect managerial responsibility; or 5A.1.2.2    with whom Grantee had material contact or dealings; and
5A.1.3 who, during the Relevant Period:

5A.1.3.1 had material contact with Customers or Prospective Customers or Suppliers in performing his/her duties of employment with the Employer or any Group Company; and/or

5A.1.3.2 is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or Suppliers;

5A.2 “Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

5A.2.1 Grantee, or

5A.2.2 any employee under Grantee’s direct or indirect supervision,

had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;

5A.3 “Prospective Customer” means any person, firm, company or other organization whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:

5A.3.1 Grantee, or

5A.3.2 any employee who was under Grantee’s direct or indirect supervision,

had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any subsidiary, division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;

5A.4 “Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

Exhibit 10.4

5A.5 “Restricted Area” means the Netherlands and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of Grantee’s employment:

5A.5.1 Grantee, or

5A.5.2 any employee under Grantee’s direct supervision,

performed material duties for the Employer or relevant Group Company;

5A.6 “Restricted Goods or Restricted Services” means:

5A.6.1 any products and services provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Employer or any Group Company; and

5A.6.2 with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period, or any products or services of the same type or materially similar to such products or services; 5A.7 “Restricted Period” means the period commencing on the earlier of (i) the Termination
Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to the Employer or any Group Company, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;

5A.8 “Termination Date” means the date upon which Grantee’s employment with the Employer or any Group Company terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

Exhibit 10.4

5B.    Non-Solicitation and Non-Competition.

5B.1 In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Employer and any Group Company, the Grantee agrees that during his/her employment with the Employer or any Group Company and during the Restricted Period, without the Employer’s consent, he/she shall not whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organization whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

5B.1.1 In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2 Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

5B.1.3 Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise), manage, operate, or control, or join or participate in the management, operation or control of, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period), if the business:

5B1.3.1 is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

5B1.3.2 is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period,

save that this shall not prohibit the Grantee from acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential and Proprietary Information.
For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

Exhibit 10.4
5B.2 The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraph 4 or 5B of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to restrictions in this Agreement.

5B.3    Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 5B (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5B.4 If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 5B shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

5B.5 Each of the restrictions contained in this Paragraph 5B, each definition set out in Paragraph 5A, each limb of such definition and each operative word within each sub- paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

5B.6 The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services.

5B.7 Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Employer of the identity of that person.

Exhibit 10.4

5B.8 Mindful of the obligations set forth in Paragraphs 4, 5A and 5B, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

No Rights to Continued Employment or Service

The following provisions replace Paragraph 8 of the Agreement in its entirety:

8.No Rights to Continued Employment or Service.

(a)Neither this Agreement nor the Award shall be construed as giving the Grantee any right to continue in the employ of the Company or any of its subsidiaries, or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate such employment.

(b)The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).

(c)The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

Governing Law

The following provisions replace Paragraph 9 of the Agreement in its entirety:

9.Governing Law. Save for taxation, which shall be governed by the law of the Netherlands, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.

Tax Obligations

The following provisions replace Paragraph 10 of the Agreement in its entirety:

Exhibit 10.4

10.Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of applicable Dutch wage taxes, social security premiums and any other taxes required to be withheld payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.

Further to the above, the Grantee agrees to indemnify and keep indemnified the Employer and all Group Companies in respect of any income tax and National Insurance liability which fails to be paid to the Dutch tax authorities by the Company or the Employer in connection with the grant, vesting or cancellation of the Award or the acquisition or other dealing in the shares of Company Stock acquired.

Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply. Insider Trading Restrictions
16.Insider Trading Restrictions.

(a)By accepting the Restricted Stock Units and participating in the Plan, the Grantee acknowledges that Grantee is subject to insider trading restrictions, which may affect the Grantee’s ability to acquire or sell shares of common stock under the Plan during such times as the Grantee is considered to have “inside information”.

(b)More specific, under Article 5:56 of the Dutch Financial Supervision Act (“Wet op het financieel toezicht”), anyone who has “inside information” related to an issuing company is prohibited from effectuating a transaction in securities in or from the Netherlands. “Inside information” is defined as knowledge of details concerning the issuing company to which the securities relate, which is not public and which, if published, would reasonably be expected to affect the stock price, regardless of the development of the price.

(c)Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy.

(d)The Grantee acknowledges that it is his or her responsibility to comply with any applicable restrictions, and the Grantee is advised to speak to his or her personal advisor on this matter.

Data Privacy

Exhibit 10.4
17.Data Privacy.

(a)The Company, in its capacity as Controller, grants Awards under the Plan to employees of the Company and its subsidiaries in its sole discretion. In conjunction with the Company’s grant of the Award under the Plan and its ongoing administration of such awards, the Company collects, uses and otherwise processes (“Process (es)(ing)”) the Grantee’s personal data (“Personal Data”), including the Grantee’s name, home address, email address, and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of common stock or directorships held in the Company, and details of all Awards or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Grantee’s favor, which the Company receives from the Grantee or the Employer.
(b)Data Collection, Processing and Usage. In granting the Award under the Plan, the Company will Process the Grantee’s Personal Data for purposes of allocating shares of common stock and implementing, administering and managing the Plan. The Company’s legal basis, where required, for the Processing of the Grantee’s Personal Data is the necessity for the Company to (i) perform its contractual obligations under this Agreement, (ii) comply with legal obligations established in the European Union, European Economic Area, and the United Kingdom (“EEA+”), and/or (iii) pursue the legitimate interest of complying with legal obligations established outside of the EEA+.

(c)Stock Plan Administration Service Provider. The Company transfers the Grantee’s Personal Data to Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates, independent service providers based in the United States, which assist the Company with the implementation, administration and management of the Plan (the “Service Provider”). In the future, the Company may select a different Service Provider and share the Grantee’s Personal Data with another company that serves in a similar manner. The Service Provider will open an account for the Grantee to receive and trade shares of common stock acquired under the Plan. The Grantee will be asked to agree on separate terms and data processing practices with the Service Provider, which is a condition to the Grantee’s ability to participate in the Plan.
(d)International Data Transfers. The Company and the Service Provider are based in the United States. The Grantee should note that the Grantee’s country of residence may have enacted data privacy laws that are different from the United States. In order to protect the Grantee’s privacy, where Personal Data are transferred by or on behalf of the Company to other countries or organizations that have not been recognized as providing regulatory protection similar to the Grantee’s country, the Company contractually obliges its international entities, affiliates and service providers to comply with the applicable data protection laws and principles through standard clauses that have been approved or recognized by the relevant regulators. The Company also relies on the Grantee’s consent per this Agreement as the legal basis for the transfer of the Grantee’s Personal Data to the United States is the Grantee’s consent.
(e)Voluntariness and Consequences of Failure to Perform Under the Agreement, Consent Denial or Consent Withdrawal. The Grantee’s participation in the Plan and his or her performance under this Agreement, including agreeing to the Processing of the necessary Personal Data is purely voluntary. The Grantee may end his or her participation in the Plan, terminate this Agreement or deny or withdraw his or her consent to the transfer of his or her

Exhibit 10.4
Personal Data at any time. If the Grantee does not consent, or if the Grantee later withdraws his or her consent, the Grantee may be unable to participate in the Plan. This will not affect the Grantee’s existing employment or salary; instead, the Grantee merely may forfeit the opportunities associated with the Plan.
(f)Data Subjects Rights. The Grantee may have a number of rights under the data privacy laws in the Grantee’s country of residence. For example, the Grantee’s rights may include the right to (i) request access or copies of Personal Data the Company Processes, (ii) request rectification of incorrect Personal Data, (iii) request deletion of Personal Data, (iv) place restrictions on Processing, (v) lodge complaints with competent privacy or data protection authorities in the Grantee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Grantee’s Personal Data. To receive clarification regarding the Grantee’s rights or to exercise his or her rights, the Grantee should refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/ and contact his or her local human resources department.

(g)Personal Data Retention. The Company and its Service Provider will retain the Grantee’s Personal Data no longer than necessary for the purpose for which it was processed for the duration of this Agreement, unless a longer period is required to comply with applicable laws. Retention periods may vary depending on purpose for which the Personal Data was collected and used, which may differ depending on the nature of the Personal Data and the activities involved,
ii) the length of the Grantee’s participation in the Plan, or iii) whether there are legal obligations to which either the Company or the Grantee are subject.

For more information on how we process your Personal Data, please refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/.

Language

18.Language. The Grantee warrants and represents that he/she is fluent in English and fully and unmistakably understands the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

Imposition of Other Requirements

19.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

20.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by

Exhibit 10.4
electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Exhibit 10.4

The usual rules do not apply to this offer because it is made under an employee share purchase scheme. As a result, you may not be given all the information usually required. You will also have fewer other legal protections for this investment.

Ask questions, read all documents carefully, and seek independent financial advice before committing yourself.

The Performance-Based Restricted Stock Units themselves are not quoted and are not transferable. You are not able to sell Performance-Based Restricted Stock Units. However, upon vesting in accordance with these terms, the Performance- Based Restricted Stock Units will be vested as shares of Company Stock.
Company Stock is quoted on the New York Stock Exchange. This means you may be able to sell your vested Company Stock on the New York Stock Exchange if there are interested buyers.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with the Company and/or its subsidiaries, the Grantee is placed in a position of confidence and trust with the Company, and in line with that position has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone any Confidential and Proprietary Information, except in the proper course of Grantee’s duties to the Company, as required by law or as authorized by the Board of Directors. “Confidential and Proprietary Information” includes but is not limited to all Company and/or its subsidiaries’ trade secrets, business and strategic plans, financial details, computer programs, manuals, contracts, current and prospective client and supplier lists, and all other documentation, business knowledge, data, material, property and supplier lists, and developments owned, possessed or controlled by the Company and/or its subsidiaries, regardless of whether possessed or developed by the Grantee in the course of his/her employment. Such Confidential and Proprietary Information may or may not be designated as confidential or proprietary and may be oral, written or electronic media. The Grantee understands that such information is owned and shall continue to be owned solely by the Company, and hereby represents that he/she has not and will not disclose, directly or indirectly, in whole or in part, any Confidential and Proprietary Information. The Grantee acknowledges that he/she has complied and will continue to comply with this commitment, both as an employee and after the termination of his/her employment.

Notwithstanding the foregoing, Confidential and Proprietary Information does not include any information that: (1) is already in the public domain or becomes available to the public through no breach by the Grantee of this Agreement; (2) was lawfully in the Grantee’s possession prior to disclosure to the Grantee by the Company and/or its subsidiaries; (3) is lawfully disclosed to the Grantee by a third party (other than the Company, or any of its representatives, agents or

Exhibit 10.4
employees) without any obligations of confidentiality attaching to such disclosure; or (4) is developed by the Grantee entirely on his/her own time without the Company’s (and/or its subsidiaries’) equipment, supplies or facilities and does not relate at the time of conception to the Company’s (and/or its subsidiaries’) business or actual or demonstrably anticipated research or development. Information shall not be deemed to be in the public domain merely because any part of said information is embodied in general disclosures or because individual features, components, or combinations thereof are now or become known to the public or are in the public domain.

Non-Competition and Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5.Non-Competition and Non-Solicitation.

In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and/or its subsidiaries and for the Restraint Period following the termination of his/her employment with the Company and/or its subsidiaries for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries with whom the Grantee directly performed any services or had any direct business contact;

(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)Solicit or induce, either directly or indirectly, any employee of the Company and/or its subsidiaries, with whom you had a business relationship and/or dealings, to leave the employ of the Company and/or its subsidiaries or become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company and/or its subsidiaries become employed with or otherwise engaged by any person, entity or organization other than the Company and/or its subsidiaries; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company and/or its subsidiaries; and/or

Exhibit 10.4
(d)In the Restraint Area, become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity) own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company, or its subsidiaries, or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. Furthermore, the restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company and/or its subsidiaries, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company.

For the purposes of this Paragraph 5, “Restraint Period” means:

(1)Twelve months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:

(2)Nine months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:

(3)Six months from the Grantee’s last day of employment with the Company, or if a court holds this period to be unreasonable or invalid, then:

(4)Three months from the Grantee’s last day of employment with the Company. For the purposes of this Paragraph 5, “Restraint Area" means:

Exhibit 10.4
(1)New Zealand, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then:

(2)Auckland and/or any other region and/or location in which the Company or any other company in the WEX group conducts business during Grantee’s employment with the Company and in which Grantee was involved and/or had knowledge of Confidential and Proprietary Information in respect of, or if a court holds this geographical scope to be unreasonable or invalid for any reason, then;

Exhibit 10.4
(3)Auckland.

For the purposes of this Paragraph 5, the parties understand and agree that the “Company” means WEX Inc. and any of its holding or subsidiary companies as defined by the Companies Act 1993 (NZ) as amended from time to time.

The Company and/or its subsidiaries have previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on
(a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and/or its subsidiaries, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions, rather than the Restrictions contained in this Paragraph 5.

The Grantee agrees and acknowledges that the Restraint Period, Restraint Area, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5, the damages to the Company and its subsidiaries would be irreparable. Therefore, in addition to penalties, monetary damages and interest and/or legal costs, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of an interim injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

The parties undertake and agree that the restrictive covenants outlined in Paragraph 5 constitute a reasonable bargain between the parties for the consideration that will be provided by the Company in exchange for the Grantee entering into the restrictive covenants as outlined. Each restrictive covenant in this Paragraph 5 (resulting from any combination of the wording in this Paragraph 5, including the relevant definitions) constitutes a separate restrictive covenant that is severable from the other restrictive covenants. If any one or more provisions of this Paragraph 5 shall for any reason be held to be unreasonable, void, voidable, unenforceable or illegal by a court or tribunal as to the Restraint Period, Restraint Area, activity or subject, because it goes beyond what is reasonable to protect the Company and its business or for any other reason, then the parties specifically agree that in accordance with section 83 of the Contract and Commercial Law Act 2017 (NZ) as amended from time to time, the offensive part will be severed and the other restrictive covenants will remain in full force and effect to the greatest extent permitted by law or a court may modify the provision to the extent that it would be deemed reasonable in order to give effect to the terms of the restrictive covenant so modified. For the avoidance of doubt, the parties agree that a court may modify provision contained within this Paragraph 5 notwithstanding that such a modification cannot be effected by the deletion of words from the provision.

Exhibit 10.4

The Grantee understands, acknowledges and agrees that the Grantee has been provided with an opportunity to seek independent legal advice before deciding whether or not to enter into this Agreement and that the Grantee has made the decision on his/her own accord to agree to the restrictive covenants contained within this Paragraph 5 in exchange for the consideration that the Company is providing as outlined herein.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

No Rights to Continued Employment or Service

The following provision supplements Paragraph 8 of the Agreement:

The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).

Tax Obligations

Paragraph 10 Subsection (b) of the Agreement does not apply.

Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply. Imposition of Other Requirements
16.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

17.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Exhibit 10.4

The Grantee is employed by WEX Asia Pte Ltd (the “Employer”), a wholly-owned subsidiary of the Company (each a “Group Company” and collectively, with all other subsidiaries of the Company, the “Group Companies”).

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.     Confidential and Proprietary Information.

4.1. The Grantee acknowledges that in connection with his/her employment with the Employer, the Grantee has and will continue to have access to, obtain, and become aware of Employer’s trade secrets and Confidential and Proprietary Information (as defined below) of a nature not generally disclosed to the public such that Grantee will be placed in a position whereby Grantee may cause commercial and irreparable damage to the legitimate business interests of the Employer and/or any Group Company by using or disclosing Employer’s trade secrets and/or such Confidential and Proprietary Information.

4.2 In order to protect the legitimate business interests of the Employer and/or any Group Company, the Grantee agrees that during employment and after the Termination Date (without limitation in time), and without prejudice to Grantee’s common law duties, he/she shall keep confidential and not directly or indirectly:

4.2.1 make any unauthorised disclosure to any other person, company or organisation whatsoever; and/or

4.2.2. make use of for the Grantee’s own benefit or for the benefit of any other person, company or organisation whatsoever;

any trade secrets or Confidential and Proprietary Information that has or will come to the Grantee’s knowledge during his/her employment, or that has been or will be given to the Grantee in confidence by the Employer and/or any Group Company, or which the Grantee as a person of honesty and reasonable intelligence should reasonably treat as confidential, whether or not the same is specifically marked as confidential and whether provided orally, in writing or on electronic media, or memorised by Grantee, except in the proper course of Grantee’s duties to the Employer and/or Group Company, as required by law or as authorised by the Board of Directors.

4.3.The term “Confidential and Proprietary Information” includes but is not limited to:

4.3.1.financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit

Exhibit 10.4
margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.3.2.client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports;

4.3.3.any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

4.3.4.details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.3.5.copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.3.6.confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.3.7.details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.3.8.any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons; and

4.3.9.any compilation of information which in its individual parts may not be Confidential Information but which derives its commercial value and its confidential nature from its aggregation.
4.4. The previous sub-paragraph 4.3 will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media.

Exhibit 10.4

4.5. No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Company) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Company.

4.6.    Grantee shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same
4.7.The restrictions in Paragraphs 4.2 and 4.5 shall not apply to information which Grantee can demonstrate (i) was known to Grantee prior to the commencement of Grantee’s employment by the Employer; or (ii) is in the public domain, other than by way of unauthorised disclosure (whether by Grantee or any other person).
4.8.This Agreement shall not prevent Grantee from:
4.9.Reporting misconduct, or a serious breach of applicable regulatory requirements to a law enforcement agency or any body responsible for supervising or regulating the matters in question; or co-operating with a criminal investigation or prosecution to the extent reasonably necessary.

Non-Solicitation and Non-Competition

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5A.    Definitions. The following definitions apply to Paragraphs 5B below:

5A.1. “Critical Employee” means any person at a manager level or above;

5A.1.1. who is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period and:

5A.1.2. for whom, during the Relevant Period:

5A.1.2.1. Grantee has had direct or indirect managerial responsibility; or

5A.1.2.2. with whom Grantee had material contact or dealings during the course of his/her employment; and

5A.1.3. who, during the Relevant Period:

5A1.3.1. had material contact with Customers or Prospective Customers in performing his/her duties of employment with the Employer or any Group Company; and/or

5A.1.3.2. who is in possession of Confidential and Proprietary Information about Customers or Prospective Customers.

Exhibit 10.4

5A.2. “Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied goods or services which are the same as or similar to the Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:
5A.2.1. Grantee, or

5A.2.2. any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any division, branch or office of such person, firm, company or other organization whatsoever with which Grantee and/or any such employee had no dealings during that period;

5A.3. “Prospective Customer” means any person, firm, company or other organisation whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of goods or services which are the same as or similar to the Restricted Goods or Restricted Services and with which, during such period:

5A.3.1. Grantee, or

5A.3.2. any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about whom Grantee was in possession of Confidential and Proprietary Information, but always excluding therefrom any division, branch or office of that person with which Grantee and/or any such employee had no dealings during that period;

5A.4. “Recognised Investment Exchange” means a recognized investment exchange or an overseas investment exchange;

5A.5. “Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

5A.6. “Restricted Area” means Singapore and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any goods or services which are the same as or similar to the Restricted Goods or Restricted Services and in or for which, during the Relevant Period:

5A.6.1. Grantee, or

5A.6.2. any employee under Grantee’s direct or indirect supervision, performed material duties for the Employer or relevant Group Company;

Exhibit 10.4
5A.7. “Restricted Goods and Restricted Services” means any products and services:

5A.7.1. (a) provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards; and/or (b) any products of the same type or materially similar to such products; and

5A.7.2. with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period.

5A.8. “Restricted Period” means the period commencing on the Termination Date, or the date when Grantee commences Garden Leave, or such date on which Grantee ceases providing services to the Employer if earlier, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non- Competition restriction in Paragraph 5B.1.3;

5A.9. “Securities” means any shares, debentures (whether or not secured), warrants or options to purchase any shares or debentures; and

5A.10. “Termination Date” means the date upon which Grantee’s employment with the Employer terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

5B.    Non-Solicitation and Non-Competition.

5B.1. The Grantee agrees that, in order to protect the Confidential and Proprietary Information, trade secrets, business and customer connections and workforce stability of the Employer and any Group Company, during his/her employment with the Employer, and during the Restricted Period, he/she shall not without the Employer’s consent, whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organisation whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor,

Exhibit 10.4
corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

5B.1.1. In competition with the Employer and/or any Group Company, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2. Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with goods or services which are the same as or similar to Restricted Goods or Restricted Services if that business is, or seeks to be at that time or in the future, in competition with the Employer and/or any Group Company.

5B.1.3. (i) Become employed by: or (ii) be engaged in; or (iii) be materially interested in; or (iv) render services to, any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area, if the business:

(a) is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or
(b) is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period.

For the purposes of this Paragraph 5, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with goods and/or services which are the same as or similar to the Restricted Goods or Restricted Services in the Restricted Area.

5B.1.4. The foregoing Non-Competition restriction is subject to the exception that Grantee may hold, for investment purposes only, an interest of up to 5% in nominal value or in the case of Securities not having any nominal value in number or class of Securities, in any class of Securities in a company which is quoted on any Recognised Investment Exchange.

5B.2. The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the

Exhibit 10.4
Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect first to the enforceable restrictions in this Agreement.

5B.3. Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in the Non-Solicitation and Non-Competition Paragraphs (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5B.4. Each of the restrictions contained in this Paragraph 5 is intended to be an entirely separate, severable and independent restriction. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective.

5B.5. Mindful of the obligations set forth in Paragraphs 4 and 5 herein, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Employer.

5B.6. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Employer and Group Company.

No Rights to Continued Employment or Service

The following provisions supplement Paragraph 8 of the Agreement:

The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).

The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful

Exhibit 10.4
and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

Governing Law

The following provision replaces Paragraph 9 of the Agreement in its entirety:

    9.    Governing Law. Save for taxation and the paragraphs which have been replaced or amended herein which shall be governed by the laws of Singapore, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.

Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply. Director/CEO Notification Obligation
16.Director/CEO Notification Obligation. If the Grantee is a director, associate director, shadow director (each of which, a “Director”) or chief executive officer (“CEO”) of the Employer, the Grantee is subject to certain notification requirements under the Companies Act (Cap. 50 of Singapore), The Grantee is obliged to notify the Employer in writing of any participatory interest he/she has in any Group Company, including any Performance-Based Restricted Stock Units entitling him/her to Company Stock. In addition, the Grantee must notify the Employer when he/she sells shares in any Group Company, including any Performance-Based Restricted Stock Units acquired. The Grantee must notify the Company of any interest he/she has in any Group Company within two (2) business days of becoming a Director or CEO.

Collection, Use and Disclosure of Personal Data

17.Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the Plan, responding to instructions or enquiries made or purportedly made by Grantees, the sending of materials or other notices, documents or correspondence and enforcing rights or fulfilling obligations under any applicable laws or pursuant to these rules of the Plan and/or the provisions of this Agreement, the Company and/or its subsidiaries will collect, use and disclose the personal data of Grantees, contained in each document submitted pursuant to the rules of the Plan or which is otherwise collected from a Grantee and public sources. The Grantee consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to subsidiaries of the Company, and to third parties who provide services to the Company and/or its subsidiaries, and further consents to the collection, use and further disclosure by such persons of such data for such purposes, provided always that both the Employer and the Company shall take reasonable steps to ensure that such personal data remains adequately protected, and any disclosure of personal data is made in accordance with requirements prescribed under the Personal Data Protection Act 2012.

Exhibit 10.4

Securities Law Information

18.Securities Law Information. The Grantee acknowledges that the Plan has not been registered as a prospectus with the Monetary Authority of Singapore, and the grant of the Performance-Based Restricted Stock Units is being made pursuant to the “Qualifying Person” exemption under section 273(1)(f) of the Securities and Futures Act (Cap. 289 of Singapore) (“SFA”). Accordingly, the Plan and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of shares of common stock of the Company may not be circulated or distributed, nor may shares of common stock of the Company be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than pursuant to, and in accordance with, the conditions of an exemption under any provision of Subdivision (4) of Division 1 of Part XIII of the SFA, save for section 280 of the SFA.

Language

19.Language. The Grantee warrants and represents that he/she is fluent in English and fully and unmistakably understands the terms and conditions of this Agreement. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

Imposition of Other Requirements

20.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

21.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

The Grantee is employed either by WEX Europe Limited, a wholly-owned subsidiary of the Company (a “Group Company” and collectively, with all other subsidiaries of the Company, the “Group Companies”) (the “Employer”).

Exhibit 10.4
"Eligible employees" for the purposes of Restricted Stock Unit Awards made to participants resident in Spain shall include employees and executive directors only of the Employer.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.Confidential and Proprietary Information. The Grantee acknowledges that in connection with his/her employment with Employer, the Grantee has and will continue to have access to information of a nature not generally disclosed to the public. The Grantee agrees to keep confidential and not: (i) use or (ii) disclose to anyone, any Confidential Information, except in the proper course of Grantee’s duties to the Employer and/or Company, as required by law or as authorized by the Board of Directors.

4.1.The term “Confidential and Proprietary Information” includes but is not limited to:
4.1.1. financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.1.2.client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

4.1.3.any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

4.1.4.details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.1.5.copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.1.6.confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.1.7.details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or

Exhibit 10.4
agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct; and

4.1.8.any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by agents, buyers, clients, consultants, customers, suppliers, or other persons.

4.2.The previous sub-Paragraph will apply to any such information whether designated as confidential and proprietary or not and whether provided orally, in writing or on electronic media. The previous sub-Paragraph will not apply to any information which Grantee can demonstrate (i) was known to Grantee prior to the commencement of Grantee’s employment by the Employer; or (ii) is in the public domain, other than by way of unauthorized disclosure (whether by Grantee or any other person).
4.3.No Confidential and Proprietary Information may be reproduced (except in the proper exercise of Grantee’s duties to the Employer) or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Employer or the Company.
4.4. Grantee shall not make copies of, or memorize any, Confidential and Proprietary Information and shall on the Termination Date return to the Company any records in any form of Confidential and Proprietary Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy, in whatever means, or summary of the same.

4.5.This Agreement shall not prevent Grantee from:
4.5.1.reporting misconduct, or a serious breach of applicable regulatory requirements to anybody responsible for supervising or regulating the matters in question;
4.5.2.disclosing the information specifically requested by a mandatory order issued by a competent administrative authority or court;
4.5.3.reporting an offence to a law enforcement agency; or
4.5.4.co-operating with a criminal investigation or prosecution.
5.Restrictive Covenants

5.1Definitions
The following definitions apply to this Agreement unless the context requires otherwise:

5.1.1“Critical Employee” means any person who is employed or engaged by or seconded or assigned to the Company or any Group Company during the Restricted Period and:
5.1.1.1for whom, during the Relevant Period:
a.the Grantee have had direct or indirect managerial responsibility; or

Exhibit 10.4
b.with whom the Grantee had contact or dealings; and
5.1.1.2who, during the Relevant Period:
a.had contact with Customers or Prospective Customers or suppliers in performing his/her duties of employment with the Company or any Group Company; and/or
b.is in possession of Confidential and Proprietary Information about Customers or Prospective Customers or suppliers;

5.1.2“Customer” means any person, firm, company, business entity or other organization whatsoever to which the Company or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period;

Exhibit 10.4
5.1.3“Prospective Customer” means any person, firm, company, business entity or other organization whatsoever with which the Company or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services;

5.1.4“Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

5.1.5“Restricted Area” means Spain and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the course of the Grantee’s employment, the Grantee, or any employee under the Grantee’s direct supervision, performed material duties for the Company or relevant Group Company;

5.1.6“Restricted Goods or Restricted Services” means:
5.1.6.1any products and services provided by the Company or any Group Company as at the Termination Date or which the Company or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards researched, developed, manufactured, distributed or sold by the Company or any Group Company; and
5.1.6.2with which the Grantee duties were materially concerned or for which the Grantee, or any employee who was under the Grantee’s direct or indirect supervision, were responsible during the Relevant Period,
5.1.6.3or any products or services of the same type or materially similar to such products or services;

5.1.7“Restricted Period” means the period commencing on the earlier of (i) the Termination Date; or (ii) such date on which the Grantee cease providing services to the Company, and continuing for 9 (nine) months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 2.1.1 and 2.1.2, and 6(six) months in respect of the Non-Competition restriction in Paragraph 2.1.3;

Exhibit 10.4
5.1.8“Termination Date” means the date upon which the Grantee employment with the Company terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.

5.2Non-Competition and Non-Solicitation.

5.2.1In order to protect the Confidential and Proprietary Information, and business/customer connections and workforce stability of the Company and any Group Company, and the Grantee access and exposure to Confidential and Proprietary Information provided to the Grantee, the Grantee agrees that during the Appointment and during the Restricted Period, without the Company’s consent, the Grantee shall not, on behalf of Yourself or on behalf of or in conjunction with any other person, entity or organization other than the Company and any Group Company, (and whether as an employee, employer, consultant, agent, principal, partner, corporate officer, board member, director, service provider or in any other individual or representative capacity whatsoever), directly or indirectly:

5.2.1.1In competition with the Company and/or any Group Company, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, any Customer, or Prospective Customers of the Company or any Group Company in respect of Restricted Goods or Restricted Services;

5.2.1.2Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Company or any Group Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services; and/or

5.2.1.3Within the Restricted Area become employed by, render services to or directly or indirectly (whether for compensation or otherwise,), manage, operate, or control, or join or participate in the management, operation or control of any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area (or is intending to do so within the Restricted Period) if the business:

a.is in competition with the Company and/or any Group Company with respect to Restricted Goods or Restricted Services; or
b.is intending to compete with the Company and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period,

For the purposes of this restriction, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

Exhibit 10.4
5.2.2As compensation for the non-competition restrictions set out in Paragraphs 2.1.1-2.1.3 above imposed after the termination of employment, as described above, the Company agrees to pay the Grantee an amount equivalent to 40% of the Grantee last annual fix monetary salary (pro-rated to the Restricted Period (the “Restriction Payment”), payable in equal monthly instalments in arrears (for each month of the Restricted Period). In the event the Grantee breach the Grantee obligations under Paragraphs 2.1.1-2.1.3, the Company shall immediately stop making payments. In the event of breach of the non-competition restrictions set out in Paragraphs 2.1.1-2.1.3 above, the Grantee shall reimburse the Restriction Payment, with delayed interests, in addition to compensation for damages caused to the Company and any Group Company together with all costs reasonably incurred by the Company in recovering the Restriction Payment and/or in relation to such claim or proceedings, including legal fees, and shall pay to the Company a penalty equal to the Restriction Payment.

5.2.3The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee are party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company and any Group Company, (c) solicitation or hire of Company and any Group Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions and the amount to be paid to the Grantee in consideration for the post-termination non coopetition obligations shall be the highest of both considerations, but not the addition of both consideration. To the extent the restrictions contained in Schedule 1 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the restrictions in this Agreement. If after the date of this Agreement the Grantee subsequently agree to enter into an agreement containing restrictive covenants (“Subsequent Restrictions”), to the extent that the restrictions contained in Schedule 1 of this Agreement conflict in any way with any Subsequent Restrictions, such conflict shall be resolved by giving effect to the Subsequent Restrictions.

5.2.4The Grantee hereby agrees that the Grantee will at the request and cost of the Company enter into a direct agreement or undertaking with any Group Company whereby the Grantee will accept restrictions and provisions corresponding to the restrictions and provisions in this Schedule 1 (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5.2.5If the Grantee employment transfers by operation of law to a third party (the “Transferee”), this Schedule 1 shall with effect from that transfer of employment apply to the Grantee as if references to the Company included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in

Exhibit 10.4
respect of the Company and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. The Grantee agrees to execute any such documents as may be required to effectuate said benefit.

5.2.6Each of the restrictions contained in this Paragraph 2, each definition set out in Paragraph 1, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

5.2.7The Grantee agrees to provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee are intending to provide services within the Restricted Period before entering into any contractually binding agreement to perform such services.

5.2.8Immediately after agreeing to provide services to any person during the Restricted Period, the Grantee will notify the Company of the identity of that person.

5.2.9Upon termination of the Grantee employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company as a reminder and ratification of the Grantee undertaking to comply with the Grantee obligations under this agreement.

5.2.10The Grantee acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, reasonable and necessary under the circumstances and are reasonably required for the protection of the Company and any Group Company.
Language

16.Language. The Grantee warrants and represents that he/she is fluent in English and fully and unmistakably understands the terms and conditions of this Agreement and has been given the opportunity to seek assistance in translation. If the Grantee has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version differs from the English version, the English version shall control.

Imposition of Other Requirements

Exhibit 10.4
17.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

18.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Data Privacy

19.Data Privacy.

(a)The Company, in its capacity as Controller, grants Awards under the Plan to employees of the Company and its subsidiaries in its sole discretion. In conjunction with the Company’s grant of the Award under the Plan and its ongoing administration of such awards, the Company collects, uses and otherwise processes (“Process (es)(ing)”) the Grantee’s personal data (“Personal Data”), including the Grantee’s name, home address, email address, and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of common stock or directorships held in the Company, and details of all Awards or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Grantee’s favor, which the Company receives from the Grantee or the Employer.
(b)Data Collection, Processing and Usage. In granting the Award under the Plan, the Company will Process the Grantee’s Personal Data for purposes of allocating shares of common stock and implementing, administering and managing the Plan. The Company’s legal basis, where required, for the Processing of the Grantee’s Personal Data is the necessity for the Company to (i) perform its contractual obligations under this Agreement, (ii) comply with legal obligations established in the European Union, European Economic Area, and the United Kingdom (“EEA+”), and/or (iii) pursue the legitimate interest of complying with legal obligations established outside of the EEA+.
(c)Stock Plan Administration Service Provider. The Company transfers the Grantee’s Personal Data to Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates, independent service providers based in the United States, which assist the Company with the implementation, administration and management of the Plan (the “Service Provider”). In the future, the Company may select a different Service Provider and share the Grantee’s Personal Data with another company that serves in a similar manner. The Service Provider will open an account for the Grantee to receive and trade shares of common stock acquired under the Plan. The Grantee will be asked to agree on separate terms and data processing practices with the Service Provider, which is a condition to the Grantee’s ability to participate in the Plan.

Exhibit 10.4
(d)International Data Transfers. The Company and the Service Provider are based in the United States. The Grantee should note that the Grantee’s country of residence may have enacted data privacy laws that are different from the United States. In order to protect the Grantee’s privacy, where Personal Data are transferred by or on behalf of the Company to other countries or organizations that have not been recognized as providing regulatory protection similar to the Grantee’s country, the Company contractually obliges its international entities, affiliates and service providers to comply with the applicable data protection laws and principles through standard clauses that have been approved or recognized by the relevant regulators. The Company also relies on the Grantee’s consent per this Agreement as the legal basis for the transfer of the Grantee’s Personal Data to the United States is the Grantee’s consent.
(e)Voluntariness and Consequences of Failure to Perform Under the Agreement, Consent Denial or Consent Withdrawal. The Grantee’s participation in the Plan and his or her performance under this Agreement, including agreeing to the Processing of the necessary Personal Data is purely voluntary. The Grantee may end his or her participation in the Plan, terminate this Agreement or deny or withdraw his or her consent to the transfer of his or her Personal Data at any time. If the Grantee does not consent, or if the Grantee later withdraws his or her consent, the Grantee may be unable to participate in the Plan. This will not affect the Grantee’s existing employment or salary; instead, the Grantee merely may forfeit the opportunities associated with the Plan.
(f)Data Subjects Rights. The Grantee may have a number of rights under the data privacy laws in the Grantee’s country of residence. For example, the Grantee’s rights may include the right to (i) request access or copies of Personal Data the Company Processes, (ii) request rectification of incorrect Personal Data, (iii) request deletion of Personal Data, (iv) place restrictions on Processing, (v) lodge complaints with competent privacy or data protection authorities in the Grantee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Grantee’s Personal Data. To receive clarification regarding the Grantee’s rights or to exercise his or her rights, the Grantee should refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/ and contact his or her local human resources department.

(g)Personal Data Retention. The Company and its Service Provider will retain the Grantee’s Personal Data no longer than necessary for the purpose for which it was processed for the duration of this Agreement, unless a longer period is required to comply with applicable laws. Retention periods may vary depending on purpose for which the Personal Data was collected and used, which may differ depending on the nature of the Personal Data and the activities involved, ii) the length of the Grantee’s participation in the Plan, or iii) whether there are legal obligations to which either the Company or the Grantee are subject.

For more information on how we process your Personal Data, please refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/.

Additional Acknowledgements and Authorizations
20.Additional Acknowledgements and Authorizations

Exhibit 10.4
By accepting the Award, the Grantee consents to participation in the Plan and acknowledges that the Grantee has received a copy of the Plan.
The Grantee understands that the Company has unilaterally, gratuitously, and in its sole discretion decided to grant the Award under the Plan to employees of the Company and its subsidiaries. The decision is a limited decision that is entered into upon the express assumption and condition that any grant will not bind the Company or any subsidiary, other than to the extent set forth in this Agreement. Consequently, the Participant understands that the Award is granted on the assumption and condition that the Award and any shares acquired at vesting of the Award are not part of any employment or service contract (either with the Company or any subsidiary), and shall not be considered a mandatory benefit, salary for any purposes (including severance compensation), or any other right whatsoever. In addition, the Grantee understands that this grant would not be made but for the assumptions and conditions referred to above; thus, the Grantee acknowledges and freely accepts that, should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of or right to the Award shall be null and void.
Further, the Grantee understands that he or she will not be entitled to continue vesting in any Award upon cessation of the Grantee’s employment or service. This will be the case, for example, even in the event of a termination of the Grantee’s employment by reason of, but not limited to, resignation, retirement, disciplinary dismissal adjudged to be with cause, disciplinary dismissal adjusted or recognized to be without cause, individual or collective dismissal or objective grounds, whether adjudged or recognized to be without cause, material modification of the terms of employment under Article 41 of the Workers’ Statute, relocation under Article 40 of the Workers’ Statute, Article 50 of the Workers’ Statute, unilateral withdrawal by the Employer and under Article 10.3 of the Royal Decree 1382/1985. The Grantee acknowledges that the Grantee has read and specifically accepts the vesting and termination conditions in the Agreement.

The Grantee is employed either by WEX Europe Limited, a wholly-owned subsidiary of the Company, WEX Europe UK Limited, a wholly-owned subsidiary of the Company or WEX Europe Services Limited, a majority-owned subsidiary of the Company (each a “Group Company” and collectively, with all other subsidiaries of the Company, the “Group Companies”); (each, respectively, the “Employer”).

"Eligible employees" for the purposes of Performance-Based Restricted Stock Unit Awards made to participants resident in the United Kingdom shall include employees and executive directors only of the Employer.

Confidential and Proprietary Information

The following provisions replace Paragraph 4 of the Agreement in its entirety:

4.Confidential Information.
4.1.The Grantee acknowledges that in connection with his/her employment with Employer, the Grantee has and will continue to have access to, obtain, and become aware of the

Exhibit 10.4
Employer’s trade secrets and/or Confidential Information (as defined below) of a nature not generally disclosed to the public, such that Grantee will be placed in a position whereby Grantee may cause commercial and irreparable damage to the legitimate business interests of the Employer and/or any Group Company by using or disclosing Employer’s trade secrets and/or such Confidential Information.

4.2.In order to protect the legitimate business interests of the Employer and/or any Group Company, the Grantee agrees that during employment and after the Termination Date (without limitation in time), and without prejudice to the Grantee’s common law duties, Grantee shall keep confidential and not directly or indirectly:

4.2.1. make any disclosure to any other person, company or organisation whatsoever; and/or

4.2.2. make use of for the Grantee’s own benefit or for the benefit of any other person, company or organisation whatsoever,

any trade secrets or Confidential Information that has or will come to the Grantee’s knowledge during his/her employment, or that has been or will be given to the Grantee in confidence by the Employer and/or any Group Company, or which the Grantee as a person of honesty and reasonable intelligence should reasonably treat as confidential, whether or not the same is specifically marked as confidential and whether provided orally, in writing or on electronic media, or memorized by the Grantee, except in the proper course of Grantee’s duties to the Employer and/or any Group Company, as required by law or as authorised by the Board of Directors.

4.3.The term “Confidential Information” includes but is not limited to:

4.3.1.financial information relating to the Employer and any Group Company including (but not limited to) management accounts, sales forecasts, dividend forecasts, profit and loss accounts and balance sheets, draft accounts, results, order schedules, profit margins, pricing strategies, and other information regarding the performance or future performance of the Employer or any Group Company;

4.3.2.client or customer lists and contact lists, details of the terms of business with, the fees and commissions charged to or by and the requirements of customers or clients, prospective customers or clients of, buyers from and suppliers to the Employer or any Group Company, price lists, discount structures, pricing statistics, market research reports, renewal dates and any customer or prospective customer complaints;

4.3.3.any information relating to expansion plans, maturing business opportunities, business strategy, marketing plans, and presentations, tenders, projects, joint ventures or acquisitions and developments contemplated, offered, or undertaken by the Employer or any Group Company;

Exhibit 10.4
4.3.4.details of the employees, officers, and workers of and consultants to the Employer or any Group Company, their job skills and capabilities and the remuneration and other benefits paid to them;

4.3.5.copies or details of and information relating to know-how, research activities, inventions, creative briefs, ideas, computer programs (whether in source code or object code), secret processes, designs and formulae, or other intellectual property undertaken, commissioned, or produced by or on behalf of the Employer or any Group Company;

4.3.6.confidential reports or research commissioned by or provided to the Employer or any Group Company and any trade secrets and confidential transactions of the Employer or any Group Company;

4.3.7.details of any marketing, development, pre-selling or other exploitation of any intellectual property, or other rights of the Employer or any Group Company, any proposed options or agreements to purchase, license, or otherwise exploit any intellectual property of the Employer or any Group Company, any intellectual property which is under consideration for development by the Employer or any Group Company, any advertising, marketing, or promotional campaign which the Employer or any Group Company is to conduct;

4.3.8.any information which the Grantee ought reasonably to know is confidential and any information which has been given to the Employer or any Group Company in confidence by any third party; and

4.3.9.any compilation of information which in its individual parts may not be Confidential Information but which derives its commercial value and its confidential nature from its aggregation.

4.4.No trade secrets and/or Confidential Information may be reproduced (except in the proper exercise of Grantee’s duties to the Employer or any Group Company), memorized, or given to the press or any publication whatsoever or in the form of a paper to a professional body without the prior written consent of the Employer.

4.5.Grantee shall on the Termination Date return to the Employer any records in any form of trade secrets and/or Confidential Information acquired or received by Grantee during the course of his/her employment and shall not retain any copy or summary of the same.
4.6.The restrictions in paragraphs 4.2 and 4.4 will not apply to any information which Grantee can demonstrate: (i) was known to Grantee prior to the commencement of Grantee’s employment by the Employer; or (ii) is in the public domain, other than by way of unauthorised disclosure (whether by Grantee or any other person).

This Agreement shall not prevent Grantee from:

Exhibit 10.4
4.6.1.reporting misconduct, or a serious breach of applicable regulatory requirements to a law enforcement agency or anybody responsible for supervising or regulating the matters in question;

4.6.2.disclosing any information which Grantee is entitled to disclose under the Public Interest Disclosure Act 1998 provided that such disclosure is in accordance with that Act and in accordance with the Employer’s Whistleblowing Policy; or
4.6.3.co-operating with a criminal investigation or prosecution.
Non-Solicitation and Non-Competition

The following provisions replace Paragraph 5 of the Agreement in its entirety: 5A.    Definitions.
The following definitions apply to the Paragraphs in 5B below:

5A.1. “Critical Employee” means any person at a manager level or above who:

5A.1.1. is employed or engaged by or seconded or assigned to the Employer or any Group Company during the Restricted Period; and

5A.1.2. for whom, during the Relevant Period:

5A.1.2.1. Grantee has had direct or indirect managerial responsibility; or

5A.1.2.2. with whom Grantee had material contact or dealings; and 5A.1.3. who, during the Relevant Period:
5A.1.3.1. had material contact with Customers or Prospective Customers in performing his/her duties of employment with the Employer or any Group Company; and/or

5A.1.3.2. is in possession of Confidential Information about Customers or Prospective Customers;

5A.2. “Customer” means any person, firm, company, business entity or other organization whatsoever to which the Employer or any Group Company distributed, sold or supplied Restricted Goods or Restricted Services during the Relevant Period and with which, during that period:

5A.2.1. Grantee, or

Exhibit 10.4
5A.2.2. any employee under Grantee’s direct or indirect supervision, had material dealings in the course of employment with the Employer or any Group Company, or about whom Grantee was in possession of Confidential Information, but always excluding therefrom any subsidiary, division, branch or office of such person, firm, company or other organisation whatsoever with which Grantee and/or any such employee had no dealings during that period;

5A.3.     “Permitted Investment” means holding an investment by way of shares or other securities of not more than 5% of the total issued share capital of any company, whether or not it is listed or dealt in on a recognised stock exchange.

5A.4. “Prospective Customer” means any person, firm, company or other organisation whatsoever with which the Employer or any Group Company had discussions during the Relevant Period regarding the possible distribution, sale or supply of Restricted Goods or Restricted Services and with which, during such period:

5A.4.1. Grantee, or

5A.4.2. any employee who was under Grantee’s direct or indirect supervision, had material dealings in the course of employment by the Employer or any Group Company, or about which Grantee was in possession of Confidential Information, but always excluding therefrom any subsidiary, division, branch or office of that person, firm, company or other organisation with which Grantee and/or any such employee had no dealings during that period;

5A.5. “Relevant Period” means the period of twelve months immediately preceding the start of the Restricted Period;

5A.6. “Restricted Area” means the United Kingdom and any other country in the world where the Employer or any Group Company is providing or supplying, or is planning to provide or supply, any Restricted Goods or Restricted Services and in or for which, during the Relevant Period:

5A.6.1. Grantee, or

5A.6.2. any employee under Grantee’s direct supervision, performed material duties for the Employer or relevant Group Company;

5A.7. “Restricted Goods or Restricted Services” means any products and services:

5A.7.1. (a) provided by the Employer or any Group Company as at the Termination Date or which the Employer or any Group Company has planned to start providing within six months of the Termination Date including, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including

Exhibit 10.4
those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information; and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards; and/or (b) any products or services of the same type or materially similar to such products or services; and

5A.7.2. with which Grantee’s duties were materially concerned or for which Grantee, or any employee who was under Grantee’s direct or indirect supervision, was responsible during the Relevant Period.

5A.8. “Restricted Period” means the period commencing on the earlier of (i) the Termination Date; (ii) the date when Grantee commences Garden Leave; or (iii) such date on which Grantee ceases providing services to the Employer, and continuing for twelve months in respect of the Non-Solicitation of Customers, Prospective Customers and Critical Employees in Paragraphs 5B.1.1 and 5B.1.2, and six months in respect of the Non-Competition restriction in Paragraph 5B.1.3;

5A.9. “Termination Date” means the date upon which Grantee’s employment with the Employer terminates for whatever reason and howsoever arising, whether lawfully or unlawfully.
5B.    Non-Solicitation and Non-Competition.

5B.1. The Grantee agrees that, in order to protect the Confidential Information, business/customer connections and workforce stability of the Employer and any Group Company, during his/her employment with the Employer, and during the Restricted Period, he/she shall not without the Employer’s consent, whether on his/her own behalf or in conjunction with any person, firm, company, business entity or other organisation whatsoever, (and whether as an employee, employer, consultant, agent, principal, partner corporate officer, board member, director, or in any other individual or representative capacity whatsoever), directly or indirectly:

5B.1.1 In competition with the Employer and/or any Group Company within the Restricted Area, contact, call on, provide advice to, solicit, take away, or divert, and/or influence or attempt to influence any Customer or Prospective Customer of the Employer or any Group Company in respect of Restricted Goods or Restricted Services;

5B.1.2. Solicit or induce, either directly or indirectly, any Critical Employee to leave the employ of the Employer or any Group Company; or within the Restricted Area hire or employ, or assist in the hire or employment of, either directly or indirectly, any Critical Employee in the business of researching into, developing or otherwise dealing with Restricted Goods or Restricted Services;

5B.1.3. (i) Become employed by; or

Exhibit 10.4

(ii) be engaged in; or

(iii) be materially interested in; or

(iv) render services to,

any business which provides or supplies Restricted Goods or Restricted Services within the Restricted Area, if the business:

(a)is in competition with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services; or

(b)is intending to compete with the Employer and/or any Group Company with respect to Restricted Goods or Restricted Services within the Restricted Period.
For the purposes of this Paragraph 5, acts done by the Grantee outside the Restricted Area shall nonetheless be deemed to be done within the Restricted Area where their primary purpose is to distribute, sell, supply or otherwise deal with Restricted Goods or Restricted Services in the Restricted Area.

5B.1.4. This paragraph 5 shall not prevent Grantee from:

    (i) holding a Permitted Investment; or

    (ii) being engaged in or rendering services to, any business concern during the Restricted Period, provided that Grantee’s duties or work shall relate solely to services or activities of a kind with which Grantee (or an employee under Grantee’s direct supervision) was not concerned to a material extent during the Relevant Period; or

    (iii) acting in any capacity where there is no risk of conscious or subconscious direct or indirect transmission or use of Confidential Information.

5B.2. The Employer has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Employer, (c) solicitation or hire of employees of the Employer, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect first to the enforceable restrictions in this Agreement.

Exhibit 10.4

5B.3. Grantee hereby agrees that he/she will at the request and cost of the Employer enter into a direct agreement or undertaking with any Group Company whereby he/she will accept restrictions and provisions corresponding to the restrictions and provisions in this Paragraph 5 (or such of them as may be appropriate in the circumstances) in relation to such activities and such area and for such a period as such Group Company may reasonably require for the protection of its legitimate business interests.

5B.4. If the Grantee’s employment transfers by operation of law to a third party (the “Transferee”), this Paragraph 5 shall with effect from that transfer of employment apply to Grantee as if references to the Employer included the Transferee and references to any Group Company were construed accordingly, and as if the references to defined terms in respect of the Employer and any Group Company including but not limited to "Customer", "Prospective Customer" and "Critical Employee", applied to the customers, prospective customers and critical employees of the Transferee and their respective Group Companies. Grantee agrees to execute any such documents as may be required to effectuate said benefit.

5B.5. Each of the restrictions contained in this Paragraph 5B, each definition set out in Paragraph 5A, each limb of such definition and each operative word within each sub-paragraph or definition is intended to be an entirely separate, severable and independent restriction, notwithstanding that they are combined together for the sake of brevity, and the Grantee agrees not to advance any argument to the contrary. In the event that any of the restrictions shall be held to be void or ineffective but would be valid and effective if some part of the wording thereof were deleted such restriction shall apply with such modification as may be necessary to make it valid and effective. If such a deletion applies to a definition, such deletion shall not apply to any other restriction, so that each definition is deemed to be repeated each time it is used.

5B.6. The Grantee warrants that s/he will provide a copy of this Agreement to any employer or other person to whom or with whom the Grantee is intending to provide services or enter into employment within the Restricted Period, and that the Grantee will do so before entering into any contractually binding agreement to perform such services or enter into employment.

5B.7. Immediately after agreeing to provide services to or enter employment with any third party during the Restricted Period, the Grantee will notify the Employer of the identity of that third party.

5B.8. Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Employer.

5B.9. The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Employer and Group Company.

No Rights to Continued Employment or Service

Exhibit 10.4
The following provisions supplement Paragraph 8 of the Agreement:

The grant of Awards under the Plan is made at the discretion of the Company and the Plan may be suspended or terminated by the Company at any time. The grant of an Award in one year or at one time does not in any way entitle the Grantee to an Award in the future. The Plan is wholly discretionary and is not to be considered part of the Grantee's normal or expected compensation subject to severance, resignation, redundancy or similar compensation. The value of the Award is an extraordinary item of compensation which is outside the scope of the Grantee's employment contract (if any).

The rights and obligations of the Grantee under the terms of his/her office or employment with his/her employing entity, any past or present subsidiary, or associated or affiliate company of the Company shall not be affected by his/her participation in the Plan or the grant of this Award or any right which he/she may have to participate therein, and the Grantee hereby waives all and any rights to compensation or damages in consequence of the termination of his/her office or employment with any such company for any reasons whatsoever (whether lawful or unlawful and including, without prejudice to the generality of the foregoing, in circumstances giving rise to a claim for wrongful dismissal) insofar as those rights arise or may arise from his/her ceasing to have rights under the Plan or being entitled to this Award as a result of such termination, or from the loss or diminution in value of such rights or entitlements.

Governing Law

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.Governing Law. Save for taxation and the paragraphs which have been replaced or amended herein (Paragraphs 4, 5, 8, 9, 10, 13, 16, 18, 19) which shall be governed by the laws of England and Wales, this Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof.

Tax Obligations

The following provisions replace Paragraph 10 of the Agreement in its entirety:

10.Tax Obligations. As a condition to the granting of the Award and the vesting thereof, the Grantee acknowledges and agrees that he/she is responsible for the payment of UK income tax and employee's primary Class 1 national insurance contribution liabilities (and any other taxes required to be withheld) payable in connection with the vesting of an Award. Accordingly, the Grantee agrees to remit to the Company or any applicable subsidiary an amount sufficient to pay such taxes. Such payment shall be made to the Company or the applicable subsidiary of the Company in a form that is reasonably acceptable to the Company, as the Company may determine in its sole discretion. Notwithstanding the foregoing, the Company may retain and withhold from delivery at the time of vesting that number of shares of Company Stock having a fair market value equal to the taxes owed by the Grantee, which retained shares shall fund the payment of such taxes by the Company on behalf of the Grantee.

Exhibit 10.4
Further to the above, the Grantee agrees to indemnify and keep indemnified the Company and the Employer in respect of any income tax liability which falls to be paid to UK HM Revenue & Customs ("HMRC") by the Company or the Employer under the Income Tax (Earnings & Pensions) Act 2003 ("ITEPA") and the PAYE regulations referred to in it, and any employees' primary Class 1 national insurance contributions which fall to be paid to HMRC by the Company or the Employer under the PAYE system as it applies for national insurance purposes under the Social Security Contributions and Benefits Act 1992 and the regulations referred to in it arising in connection with the grant, vesting or cancellation of the Award or the acquisition or other dealing in the shares of Company Stock acquired.

If so required by the Company, and if the shares subject to the Award are considered to be "restricted securities" for the purposes of Part 7, Chapter 2 ITEPA (such determination to be made by the Company in its absolute discretion), settlement of the Award will be conditional on the Grantee executing a joint election pursuant to section 431 ITEPA together with the Employer in order to elect that the market value of the shares subject to the Award be calculated as if such shares were not "restricted securities".

Amendments; Severability

Paragraph 13 Subsection (b) of the Agreement does not apply. Data Privacy
16.Data Privacy
(a)The Company, in its capacity as Controller, grants Awards under the Plan to employees of the Company and its subsidiaries in its sole discretion. In conjunction with the Company’s grant of the Award under the Plan and its ongoing administration of such awards, the Company collects, uses and otherwise processes (“Process (es)(ing)”) the Grantee’s personal data (“Personal Data”), including the Grantee’s name, home address, email address, and telephone number, date of birth, social insurance number or other identification number, salary, citizenship, job title, any shares of common stock or directorships held in the Company, and details of all Awards or any other equity compensation awards granted, canceled, exercised, vested, or outstanding in the Grantee’s favor, which the Company receives from the Grantee or the Employer.

(b)Data Collection, Processing and Usage. In granting the Award under the Plan, the Company will Process the Grantee’s Personal Data for purposes of allocating shares of common stock and implementing, administering and managing the Plan. The Company’s legal basis, where required, for the Processing of the Grantee’s Personal Data is the necessity for the Company to (i) perform its contractual obligations under this Agreement, (ii) comply with legal obligations established in the European Union, European Economic Area, and the United Kingdom (“EEA+”), and/or (iii) pursue the legitimate interest of complying with legal obligations established outside of the EEA+.
(c)Stock Plan Administration Service Provider. The Company transfers the Grantee’s Personal Data to Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates,

Exhibit 10.4
independent service providers based in the United States, which assist the Company with the implementation, administration and management of the Plan (the “Service Provider”). In the future, the Company may select a different Service Provider and share the Grantee’s Personal Data with another company that serves in a similar manner. The Service Provider will open an account for the Grantee to receive and trade shares of common stock acquired under the Plan. The Grantee will be asked to agree on separate terms and data processing practices with the Service Provider, which is a condition to the Grantee’s ability to participate in the Plan.
(d)International Data Transfers. The Company and the Service Provider are based in the United States. The Grantee should note that the Grantee’s country of residence may have enacted data privacy laws that are different from the United States. In order to protect the Grantee’s privacy, where Personal Data are transferred by or on behalf of the Company to other countries or organizations that have not been recognized as providing regulatory protection similar to the Grantee’s country, the Company contractually obliges its international entities, affiliates and service providers to comply with the applicable data protection laws and principles through standard clauses that have been approved or recognized by the relevant regulators. The Company also relies on the Grantee’s consent per this Agreement as the legal basis for the transfer of the Grantee’s Personal Data to the United States is the Grantee’s consent.
(e)Voluntariness and Consequences of Failure to Perform Under the Agreement, Consent Denial or Consent Withdrawal. The Grantee’s participation in the Plan and his or her performance under this Agreement, including agreeing to the Processing of the necessary Personal Data is purely voluntary. The Grantee may end his or her participation in the Plan, terminate this Agreement or deny or withdraw his or her consent to the transfer of his or her Personal Data at any time. If the Grantee does not consent, or if the Grantee later withdraws his or her consent, the Grantee may be unable to participate in the Plan. This will not affect the Grantee’s existing employment or salary; instead, the Grantee merely may forfeit the opportunities associated with the Plan.

(f)Data Subjects Rights. The Grantee may have a number of rights under the data privacy laws in the Grantee’s country of residence. For example, the Grantee’s rights may include the right to (i) request access or copies of Personal Data the Company Processes, (ii) request rectification of incorrect Personal Data, (iii) request deletion of Personal Data, (iv) place restrictions on Processing, (v) lodge complaints with competent privacy or data protection authorities in the Grantee’s country of residence, and/or (vi) request a list with the names and addresses of any potential recipients of the Grantee’s Personal Data. To receive clarification regarding the Grantee’s rights or to exercise his or her rights, the Grantee should refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/ and contact his or her local human resources department.

(g)Personal Data Retention. The Company and its Service Provider will retain the Grantee’s Personal Data no longer than necessary for the purpose for which it was processed for the duration of this Agreement, unless a longer period is required to comply with applicable laws. Retention periods may vary depending on purpose for which the Personal Data was collected and used, which may differ depending on the nature of the Personal Data and the activities involved i) the length of the Grantee’s participation in the Plan, or ii) whether there are legal obligations to which either the Company or the Grantee are subject.

Exhibit 10.4
For more information on how we process your Personal Data, please refer to the relevant privacy policy available at https://www.wexinc.com/workday/legal-notices/.

Imposition of Other Requirements

18.Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Grantee’s participation in the Plan, on the Award and on any shares of Company Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require the Grantee to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Electronic Delivery and Acceptance

19.Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. The Grantee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or a third party designated by the Company.

Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5. Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that:

(a)During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(b)During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person,

Exhibit 10.4
entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(c)During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(d)During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business.

The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of

Exhibit 10.4
Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Non-Solicitation

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5. Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that:

(a)During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

Exhibit 10.4

(b)During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(c)During his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise, utilize the Company’s Confidential and Proprietary Information to solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or utilize the Company’s Confidential and Proprietary Information to hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(d)During the term of his/her employment with the Company, the Grantee promises and agrees that he/she will not, in any way, directly or indirectly, either as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity, engage or attempt to engage in any competitive activity relating to the subject matter of his/her employment with the Company or relating to the Company’s business.

The restrictions in this Paragraph shall not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing

Exhibit 10.4
Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Governing Law

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9. Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of California, without effect to the conflicts of laws principles thereof.

The following provisions are added to the end of Paragraph 5:

Exhibit 10.4
The Grantee acknowledges and agrees that (i) the Grantee was provided a copy of this Agreement three or more days in advance of any requirement to sign it, (ii) the Grantee earns wages at or above 400% of the federal poverty level, (iii) Paragraph 5(e) will not take effect until after one year of the start of the Grantee’s employment with the Company or a period of six months from the date this Agreement is signed, whichever is later, and (iv) the restrictions of Paragraph 5(e) are necessary to protect the Company’s trade secrets, confidential information, and goodwill, and that these business interests cannot be adequately protected through alternative restrictive covenants alone.

Non-Competition

The following provisions replace Paragraph 5 of the Agreement in its entirety:

5. Non-Competition and Non-Solicitation. In consideration of the promises contained herein and the Grantee’s access and exposure to Confidential and Proprietary Information provided to him/her, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Grantee agrees that during his/her employment with the Company and for a period of twelve months following the termination of his/her employment with the Company for any reason, he/she shall not, on behalf of the Grantee him/herself or on behalf of or in conjunction with any other person, entity or organization other than the Company, whether as an agent or otherwise:

(a)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company with whom the Grantee directly performed any services or had any direct business contact;

(b)Contact, call on, provide advice to, solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company whose entity- or other customer-specific information the Grantee discovered or gained access to as a result of the Grantee’s access to Company Confidential and Proprietary Information;

(c)Utilize the Company’s Confidential and Proprietary Information to solicit, take away business, divert business, and/or influence or attempt to influence, either directly or indirectly, any customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company;

(d)Solicit or induce, either directly or indirectly, any employee of the Company to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or take any action to assist any subsequent employer or any other person, entity or organization, either directly or indirectly, in

Exhibit 10.4
soliciting or inducing any Company employee to leave the employ of the Company or become employed with or otherwise engaged by any person, entity or organization other than the Company; or hire or employ, or assist in the hiring or employment of, either directly or indirectly, any individual employed by the Company within sixty days preceding that individual’s hire by the Grantee or his/her subsequent employer; and/or

(e)Become employed by, render services to or directly or indirectly (whether for compensation or otherwise, and whether as an employee, employer, consultant, agent, principal, partner, stockholder, lender, investor, corporate officer, board member, director, or in any other individual or representative capacity), own or hold a proprietary interest in, manage, operate, or control, or join or participate in the ownership, management, operation or control of, or furnish any capital to or be connected in any manner with, any Competing Enterprise. For purposes of this subsection (e), a “Competing Enterprise” means any entity, organization or person engaged, or planning to become engaged, in substantially the same or similar business to that being conducted or actively and specifically planned to be conducted during the Grantee’s employment with the Company or within six months after the Grantee’s termination of employment with the Company or its subsidiaries, owned or controlled. It includes, without limitation: (i) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing any products or services relating to transaction or payment processing, including those for the benefit of fleets; travel; healthcare; education; payroll; or, benefits through charge cards, credit cards, procurement cards or any other form of payment services or electronic commerce; (ii) the sale, distribution or publication of petroleum product pricing or management information or other products or services currently sold or to the best of his/her knowledge contemplated to be sold by the Company or any of its owned or controlled subsidiaries, and (iii) the business of developing, managing, operating, marketing, processing, financing, or otherwise being involved in providing commercial travel, entertainment and purchasing credit cards. The restrictions in this Paragraph 5 shall be effective and binding only to the extent permissible under Rule 5.6 of the Maine Rules of Professional Conduct or any similar rule governing the practice of law that is applicable to the Grantee. The restrictions in this Paragraph shall not be construed to prevent the Grantee from, following the termination of his/her employment with the Company, working for a business entity that does not compete with the Company or its subsidiaries simply because the entity is affiliated with a Competing Enterprise, so long as the entity is operationally separate and distinct from the Competing Enterprise and the Grantee’s job responsibilities at that entity are unrelated to the Competing Enterprise. The restrictions in this Paragraph will not apply to employment by or the rendering of services to businesses that sell fuel or convenience items if those businesses are not directly competing with the Company or its subsidiaries, owned or controlled. The restrictions in this Paragraph shall also not be deemed to prohibit the Grantee from owning not more than one percent (1%) of the total shares of all classes of stock of any publicly held company. The Grantee acknowledges that the Company’s and its subsidiaries’ businesses are conducted internationally and agrees that the provisions in this Paragraph shall operate in any country in which the Company conducts business while the Grantee is/was employed by the Company. Grantee acknowledges that the Company’s grant and provision of the Performance Based Restricted Stock Units, to which Grantee would not be entitled absent execution of this Agreement, constitute fair, reasonable, and mutually agreed upon consideration to support this Section 5(e). This Section 5(e), only, shall not apply if Grantee is terminated without Cause or laid off. For purposes of this Section 5(e), only, the term “Cause” shall mean willful misconduct by the Grantee or willful failure by the Grantee to perform his or her responsibilities to the Company (including, without limitation,

Exhibit 10.4
breach by the Grantee of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Grantee and the Company), as determined by the Company, which determination shall be conclusive. The Grantee’s employment shall be considered to have been terminated for Cause if the Company determines, within thirty days after the Grantee’s termination, that termination for Cause was warranted.

The Company has previously entered into agreements with certain executives and employees that contain restrictive covenants (“Restrictions”). For the avoidance of doubt, if the Grantee is party to an employment or other agreement containing Restrictions on (a) confidentiality, (b) solicitation of customers, clients, and/or patrons or prospective customers, clients and/or patrons of the Company, (c) solicitation or hire of Company employees, and/or (d) competition (collectively, “Existing Restrictions”), any such Existing Restrictions will remain in effect and the Grantee shall remain bound by such Existing Restrictions. To the extent the restrictions contained in Paragraphs 4 or 5 of this Agreement conflict in any way with any Existing Restriction(s), such conflict shall be resolved by giving effect to the provision that provides the greatest protection to the Company that is enforceable under applicable law.

The Grantee agrees and acknowledges that the period of time, geographical scope, activity and subject of the above-noted restrictive covenants imposed by this Agreement are fair, and reasonable and necessary under the circumstances and are reasonably required for the protection of the Company. The Grantee also acknowledges that in the event he/she breaches any part of Paragraphs 4 or 5 of this Agreement, the damages to the Company would be irreparable. Therefore, in addition to monetary damages and/or reasonable attorney fees, the Company shall have the right to seek injunctive and/or other equitable relief in any court of competent jurisdiction to enforce the restrictive covenants contained in this Agreement. Further, the Grantee consents to the issuance of a temporary restraining order or preliminary injunction to maintain the status quo pending the outcome of any proceeding. The Grantee further understands and agrees that if he/she breaches any covenant set forth in Paragraph 5, the duration of any covenant so breached shall, to the fullest extent permitted by law, automatically be tolled from the date of the first breach until the date judicial relief providing effective remedy for such breach or breaches is obtained by the Company, or until the Company states in writing that it will seek no judicial relief for such breach; except that the duration of the covenants contained in Paragraph 5(e), only, shall extend to twenty- four months if Grantee breached his or her fiduciary duty to the Company and/or if Grantee has unlawfully taken, physically or electronically, property belonging to the Company.

If any one or more provisions of Paragraphs 4 or 5 shall for any reason be held to be excessively broad as to time, geographical scope, activity or subject, it shall be construed, by limiting and reducing it, so as to be enforceable to the greatest extent compatible with applicable law as it shall then appear, and the parties expressly agree that any of the provisions of Paragraphs 4 or 5 may be reformed, modified, revised, edited or blue-penciled to make such provision enforceable, to the fullest extent permitted by law, and the parties consent to the enforcement of such provision as so reformed, modified, revised, edited or blue-penciled.

Mindful of the obligations set forth in Paragraphs 4 and 5, upon termination of his/her employment, the Grantee shall promptly sign and deliver the Certificate of Compliance Post Termination in a form reasonably satisfactory to the Company.

Exhibit 10.4
Grantee is hereby informed that Grantee has the right to consult with counsel prior to signing this Agreement.

Governing Law

The following provision replaces Paragraph 9 of the Agreement in its entirety:

9.    Governing Law. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the internal laws of the State of Delaware, without effect to the conflicts of laws principles thereof, except that Section 5(e) only shall be governed by the internal laws of the Commonwealth of Massachusetts if Grantee was a resident of Massachusetts for thirty days immediately preceding his or her cessation of employment with the Company.